SCHEDULE 14A
                                 (Rule 14a-101)

                     Information Required In Proxy Statement

                            Schedule 14A Information

                Proxy Statement Pursuant To Section 14(a) of the
                Securities Exchange Act of 1934 (Amendment No. )



Filed by the Registrant                                    |X|
Filed by a Party other than the Registrant                 | |

Check the appropriate box:

| |      Preliminary Proxy Statement        | | Confidential, for Use of the
                                                Commission Only (as permitted by
                                                Rule 14a-6(e)(2))
|X|      Definitive Proxy Statement

|X|      Definitive Additional Materials

| |      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


         WEISS, PECK & GREER FUNDS TRUST (File Nos. 33-00226, 811-04404)
              -----------------------------------------------------
                 Name of Registrant as Specified in its Charter


Payment of Filing Fee (Check the appropriate box):


|X|     No fee required.

                               WEISS, PECK & GREER
                                  MUTUAL FUNDS


                                                                   June 12, 1998


Dear Shareholder:

            I am pleased to announce that the Managing Directors of Weiss, Peck & Greer, L.L.C. ("WPG") have entered into an agreement with Robeco Groep N.V. ("Robeco"), a major Dutch investment management firm, pursuant to which WPG will become a member of the Robeco group.

            As further described in the enclosed proxy statement, Robeco is seeking through the acquisition of WPG to obtain a U.S. registered investment adviser and broker-dealer with an established reputation, existing products, in-place management and existing distribution capability. For WPG, the acquisition represents an opportunity to continue to provide its clients with the same quality services to which they have become accustomed while becoming part of a larger, international organization. This transaction will also afford WPG's clients access to greater international investing expertise, additional systems capabilities and a strengthened capital base. The existing WPG professionals have entered employment contracts with Robeco and the WPG name and management will be maintained.

            The Funds' Trustees have called special shareholder meetings to be held on July 29, 1998. The primary purpose of the special meetings is to permit each Fund's shareholders to consider a new investment advisory agreement with WPG to take effect following the acquisition, as required by federal securities laws. The terms of the proposed new investment advisory agreement between your Fund and WPG are substantially identical to the terms of the Fund's current investment advisory agreement, except for the dates of execution, effectiveness and termination, and the inclusion of escrow provisions (which are applicable in the event that the transaction closes prior to the approval of the new advisory agreement by the shareholders.) The enclosed proxy statement seeks shareholder approval on this and other proposals.

            NONE OF THE PROPOSALS REQUESTS AN INCREASE IN THE RATE OF ANY FUND'S INVESTMENT ADVISORY FEE. FURTHER, THE ACQUISITION WILL NOT RESULT IN A CHANGE IN ANY FUND'S PORTFOLIO MANAGER.

            The proposals have been unanimously approved by the Board of Trustees of each Fund, which recommends you vote "FOR" each of these proposals. YOUR IMMEDIATE RESPONSE WILL HELP SAVE THE COSTS OF ADDITIONAL SOLICITATIONS. EACH FUND VOTES SEPARATELY, SO PLEASE SIGN AND RETURN ALL OF THE FUND PROXY FORMS INCLUDED IN THIS PACKAGE. We look forward to your participation, and we thank you for your continued confidence in WPG.

                                       Sincerely,

                                       /s/ Roger J. Weiss
                                       Roger J. Weiss,
                                       CHAIRMAN OF THE BOARDS OF TRUSTEES

                              WEISS, PECK & GREER
                                  MUTUAL FUNDS

                                IMPORTANT NOTICE

Although we recommend that you read the complete Proxy Statement, for your convenience, we have provided a brief overview of the proposals to be voted on.

                               QUESTIONS & ANSWERS

Q:   WHY AM I RECEIVING THIS PROXY STATEMENT?

A: Federal securities laws require a vote by each Fund's shareholders whenever the Fund's investment adviser is subject to a change in control. The Managing Directors of Weiss, Peck & Greer, L.L.C., the Funds' investment adviser, and Robeco Groep N.V. ("Robeco") have entered into an agreement pursuant to which Robeco will acquire WPG. Your Fund is seeking shareholder approval of the following proposals:

-  FOR EACH FUND, approval of a new investment advisory agreement with WPG;
- FOR INTERNATIONAL FUND ONLY, approval of a new investment subadvisory agreement with Hill Samuel Asset Management Limited, the Fund's current investment subadviser;
- FOR CORE BOND FUND AND INTERNATIONAL FUND ONLY, adoption of a new Rule 12b-1 distribution plan;
- FOR GOVERNMENT MONEY MARKET FUND, TAX FREE MONEY MARKET FUND, CORE BOND FUND, GROWTH AND INCOME FUND AND QUANTITATIVE FUND ONLY, approval of amendments to certain fundamental investment restrictions; and
-  FOR EACH FUND, ratification of the selection of independent auditors.

Please refer to the proxy statement for a detailed explanation of these proposals.

Q:   HOW WILL THIS AFFECT MY ACCOUNT?

A: You can expect the same level of management expertise and high-quality shareholder service from WPG to which you've grown accustomed. The terms of the proposed new investment advisory agreement between your Fund and WPG are substantially identical to the terms of the Fund's current investment advisory agreement, except for the dates of execution, effectiveness and termination, and the inclusion of escrow provisions (which are applicable only in the event that the transaction closes prior to the approval of the new investment advisory agreement by the shareholders). NONE OF THE PROPOSALS REQUESTS AN INCREASE IN THE RATE OF ANY FUND'S INVESTMENT ADVISORY FEE. FURTHER, THE PROPOSED TRANSACTION WILL NOT RESULT IN A CHANGE IN ANY FUND'S PORTFOLIO MANAGER.

Q:   WILL MY VOTE MAKE A DIFFERENCE?

A: Your vote is needed to ensure that the proposals can be acted upon. Additionally, your immediate response on the enclosed proxy card(s) will help save the costs of any further solicitations for a shareholder vote. We encourage all shareholders to participate in the governance of their Fund(s).

Q:  HOW DO THE TRUSTEES OF MY FUND SUGGEST THAT I VOTE?

A: After careful consideration, the Trustees of your Fund, including the independent Trustees who comprise a majority of each Fund's Board of Trustees, unanimously recommend that you vote "FOR" each of the proposals.

Q:  WHOM DO I CALL IF I HAVE QUESTIONS?

A: We will be happy to answer your questions about the proxy solicitation. Please call us at 1-800-223-3332 between 9:00 a.m. and 5:00 p.m. New York time, Monday through Friday.

Q:  WHERE DO I MAIL MY PROXY CARD(S)?

A:  You may use the enclosed postage-paid envelope.

                           WEISS, PECK & GREER FUNDS
                               One New York Plaza
                            New York, New York 10004
                                 (800) 223-3332
                              --------------------
                NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 29, 1998
                              --------------------

To the Shareholders of:
     WEISS, PECK & GREER FUNDS TRUST
     WEISS, PECK & GREER INTERNATIONAL FUND
     WPG GROWTH AND INCOME FUND
     WPG GROWTH FUND and
     WPG TUDOR FUND:

        Notice is hereby given that a joint Special Meeting of Shareholders (the "Meeting") of each of the following Weiss, Peck and Greer Funds (collectively, the "Funds") will be held at the offices of Weiss, Peck & Greer, L.L.C., One New York Plaza, 30th floor, New York, New York 10004, on Wednesday, July 29, 1998 at 1:00 p.m. (New York time):

- Weiss, Peck & Greer Funds Trust ("Funds Trust")
  Funds Trust consists of the following Funds:
     -  WPG Government Money Market Fund ("Government Money Market Fund")
     -  WPG Tax Free Money Market Fund ("Tax Free Money Market Fund")
     -  WPG Intermediate Municipal Bond Fund ("Municipal Fund")
     -  WPG Core Bond Fund ("Core Bond Fund")
     -  WPG Quantitative Equity Fund ("Quantitative Fund")
-  Weiss, Peck & Greer International Fund ("International Fund")
-  WPG Growth and Income Fund ("Growth and Income Fund")
-  WPG Growth Fund ("Growth Fund")
-  WPG Tudor Fund ("Tudor Fund")

The Meeting will be held for the following purposes:

1.   For each Fund, to approve a new investment advisory agreement;

2.   For International Fund, to approve a new investment subadvisory agreement;

3. For Core Bond Fund and International Fund, to adopt a new Rule 12b-1 distribution plan;

4. For Government Money Market Fund, Tax Free Money Market Fund, Core Bond Fund, Growth and Income Fund and Quantitative Fund, to adopt certain amended fundamental investment restrictions;

5. For each Fund, to ratify the selection of KPMG Peat Marwick LLP as independent auditors for the fiscal year ending December 31, 1998; and

6. For each Fund, to transact such other business as may properly come before the Meeting and any adjournment thereof. THE BOARD OF TRUSTEES OF EACH FUND RECOMMENDS THAT YOU VOTE IN FAVOR OF ALL OF THE FOREGOING PROPOSALS.

             THE BOARD OF TRUSTEES OF EACH FUND RECOMMENDS THAT YOU
                VOTE IN FAVOR OF ALL OF THE FOREGOING PROPOSALS.


     The Boards of Trustees have no knowledge of any other business to be transacted at the Meeting. Shareholders of record of each Fund at the close of business on June 1, 1998 are entitled to notice of, and to vote at, the Meeting and any adjournment thereof.

                                        By Order of the Boards of Trustees,


                                        Jay C. Nadel,
                                        SECRETARY

June 12, 1998



--------------------------------------------------------------------------------
                                   IMPORTANT
     WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE PROMPTLY COMPLETE, DATE AND SIGN THE PROXY CARD FOR THE SHARES HELD BY YOU AND RETURN THE PROXY IN THE ENVELOPE PROVIDED SO THAT YOUR VOTE CAN BE RECORDED. NO POSTAGE IS REQUIRED IF THE ENVELOPE IS MAILED IN THE UNITED STATES. IF YOU ARE PRESENT AT THE MEETING, YOU MAY WITHDRAW YOUR PROXY AND VOTE YOUR SHARES PERSONALLY.
--------------------------------------------------------------------------------

                           WEISS, PECK & GREER FUNDS
                               One New York Plaza
                            New York, New York 10004
                                 (800) 223-3332

                            ------------------------
                             JOINT PROXY STATEMENT
                            ------------------------

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Boards of Trustees (the "Trustees" or "Boards") to be voted at a joint Special Meeting of Shareholders (the "Meeting") of each of the following Weiss, Peck and Greer Funds (collectively, the "Funds") to be held at the offices of Weiss, Peck & Greer, L.L.C., 30th floor, One New York Plaza, New York, New York 10004, on Wednesday, July 29, 1998 at 1:00 p.m. (New York time):

- Weiss, Peck & Greer Funds Trust ("Funds Trust") Funds Trust consists of the following Funds:
     -  WPG Government Money Market Fund ("Government Money Market Fund")
     -  WPG Tax Free Money Market Fund ("Tax Free Money Market Fund")
     -  WPG Intermediate Municipal Bond Fund ("Municipal Fund")
     -  WPG Core Bond Fund ("Core Bond Fund")
     -  WPG Quantitative Equity Fund ("Quantitative Fund")
- Weiss, Peck & Greer International Fund ("International Fund")
- WPG Growth and Income Fund ("Growth and Income Fund")
- WPG Growth Fund ("Growth Fund")
-  WPG Tudor Fund ("Tudor Fund")

The approximate mailing date of this Proxy Statement and accompanying form of proxy is June 12, 1998.

        The primary purpose of the Meeting is to permit each Fund's shareholders to consider proposals ("Proposals") related to the proposed acquisition (the "Acquisition") of all of the outstanding equity interests of Weiss, Peck & Greer, L.L.C., the Funds' investment adviser ("WPG" or the "Adviser"), by Robeco Groep N.V. ("Robeco"), including approving a New Advisory Agreement (defined below) between each Fund and WPG. If a Fund's shareholders approve the New Advisory Agreement (Proposal 1) and the Acquisition is completed, WPG will remain as the Fund's investment adviser but will be a wholly-owned subsidiary of Robeco. The vote of shareholders on the New Advisory Agreements is required under the Investment Company Act of 1940, as amended (the "1940 Act"), as a result of Robeco's contemplated acquisition of WPG. Each Fund's New Advisory Agreement is substantially identical to such Fund's Current Advisory Agreement (defined below), except for the dates of execution, effectiveness and termination, and the inclusion of escrow provisions (which are applicable only in the event that the Acquisition closes prior to the approval of the New Advisory Agreement by the shareholders). AS DESCRIBED BELOW, NONE OF THE PROPOSALS REQUESTS AN INCREASE IN THE RATE OF ANY FUND'S INVESTMENT ADVISORY FEE. FURTHER, THE ACQUISITION WILL NOT RESULT IN A CHANGE IN ANY FUND'S PORTFOLIO MANAGER.

        The following table summarizes each Proposal to be presented at the Meeting and the Funds solicited with respect to such Proposal:

--------------------------------------------------------------------------------
PROPOSAL                                          AFFECTED FUNDS
--------------------------------------------------------------------------------
1. Approval of New Advisory Agreements            All Funds

2. Approval of New Subadvisory Agreement          International Fund

3. Adoption of New 12b-1 Distribution Plans       Core Bond Fund and
                                                  International Fund

4. Adoption of Certain Amended Fundamental        Government Money Market Fund,
   Investment Restrictions                        Tax Free Money Market Fund,
                                                  Core Bond Fund, Growth and
                                                  Income Fund, and
                                                  Quantitative Fund

5. Ratification of KPMG Peat Marwick LLP as       All Funds
   Independent Auditors

--------------------------------------------------------------------------------



        Participating in the Meeting are holders of shares of beneficial interest (collectively, the "Shares") of each Fund. The Boards have fixed the close of business on June 1, 1998 as the record date (the "Record Date") for the determination of holders of Shares of each Fund entitled to vote at the Meeting and any adjournment thereof. Shareholders of a Fund on the Record Date will be entitled to one vote per each Share held with respect to each Proposal submitted to the shareholders of that Fund, and a fractional vote with respect to fractional Shares on each matter as to which such Shares are entitled to vote, with no Share having cumulative voting rights. A copy of the joint Annual Report (including financial statements) for each Fund for the fiscal year ended December 31, 1997 was previously mailed to each shareholder of the Funds. ADDITIONAL COPIES OF THE FUNDS' ANNUAL REPORT (AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, WHEN AVAILABLE) ARE AVAILABLE WITHOUT CHARGE UPON REQUEST TO THE FUNDS AT THE ADDRESS OR PHONE NUMBER LISTED ABOVE.

                PROPOSAL 1: APPROVAL OF NEW ADVISORY AGREEMENTS

THE ACQUISITION

        The Managing Directors of WPG, Lloyds America Securities Corp. and certain other persons (together with the Managing Directors and Lloyds America Securities Corp., the "Sellers"), who collectively own all of the outstanding equity interests in WPG, have entered an agreement (the "Purchase Agreement") with Robeco Groep N.V. ("Robeco") for the Sellers to sell all of the equity interests of WPG to Robeco (the "Acquisition"). After the completion of the Acquisition, WPG will be a wholly-owned subsidiary of Robeco.

        Robeco is seeking through the Acquisition to obtain a U.S. registered investment adviser and broker-dealer with an established reputation, existing products, in-place management and existing distribution capability. For WPG, the Acquisition represents an opportunity to continue to provide its clients with the same quality services to which they have become accustomed while becoming part of a larger, international organization. The Acquisition will also afford WPG's clients access to greater international investing expertise, additional systems capabilities and a strengthened capital base.

        The Acquisition is not expected to result in material changes in the business, corporate structure or composition of the senior management or personnel of WPG, or in the manner in which WPG renders advisory, administrative or brokerage services to the Funds. Except as described below under "Certain Arrangements," the Purchase Agreement does not contemplate any changes, other than changes in the ordinary course of business, in the management or operations of WPG relating to the Funds, the personnel managing the Funds or in the other service providers to or business activities of the Funds. Further, the Funds' Trustees will not change as a result of the Acquisition. Robeco and WPG do not anticipate that the Acquisition or any ancillary transactions will cause any reduction in the quality of services now provided by WPG to the Funds, or have any adverse effect on WPG's ability to fulfill its obligations under the New Advisory Agreements or to operate its businesses in a manner consistent with past business practices.

THE TERMS OF THE PURCHASE AGREEMENT

        The Acquisition is expected to close during the third quarter of 1998, provided that a number of conditions set forth in the Purchase Agreement are met or waived. The conditions require, among other things, that as of the closing of the Acquisition the shareholders of the Funds and investors in certain accounts advised by WPG or its affiliates (which investment companies and accounts have aggregate assets in excess of a minimum amount) have approved new investment advisory agreements or consented to the assignment of existing investment advisory agreements. In consideration for all of the outstanding equity interests in WPG to be transferred to Robeco, Robeco will pay approximately $375 million in cash to the Sellers at the closing, subject to certain purchase price adjustments set forth in the Purchase Agreement. The initial purchase price is subject to certain adjustments based on, among other things, the amount of revenues generated by assets under management of WPG and its affiliates at specified times. In addition to the initial purchase price, the Sellers and other key WPG employees are eligible to receive up to an additional $200 million contingent upon the level of WPG's cash flow during the five years after the closing. As a condition to the closing, Robeco will either provide to WPG approximately $22.5 million which will be used to repay existing indebtedness of WPG or obtain a waiver from the lender of any requirement that WPG prepay such amount in connection with the Acquisition. There is no financing condition to the closing of the Acquisition. WPG has been advised by Robeco that as of June 1, 1998, no determination has been made to what extent additional indebtedness will be incurred by Robeco in connection with the Acquisition. Robeco has agreed not to change WPG's name for at least five years after the Acquisition without the approval of WPG's executive committee.

        The current Managing Directors of WPG, including Roger J. Weiss, who is the Chairman of each Fund's Board, and certain officers of WPG have entered into employment agreements with WPG in connection with the Acquisition. All of the Funds' portfolio managers have also entered into employment agreements. The Purchase Agreement contemplates that Robeco will, and will cause WPG to, honor such employment agreements. The employment agreements are intended to ensure that the services of the Managing Directors and relevant officers are available to WPG (and thus to the Funds) for a term of at least three years. Under the Purchase Agreement, the Managing Directors of WPG, including Mr. Roger J. Weiss and other Managing Directors who are also officers of the Funds, will receive a portion of the initial purchase price upon the consummation of the Acquisition and will be eligible to receive a portion of the contingent purchase price based on their contributions to the continued profitability of WPG after the Acquisition. Each employment agreement prohibits the employee from competing with WPG in various ways for a certain time period after the termination of employment. Although there can be no assurance that any employee of WPG will choose to remain employed by WPG after the Acquisition, WPG expects to continue after the Acquisition to provide competitive compensation and benefit packages and other incentives necessary to retain and attract quality personnel.

INFORMATION CONCERNING WPG

        WPG is a privately held Delaware limited liability company with over 28 years' experience as an investment adviser to individual and institutional clients. Founded in 1970, WPG is currently owned by 35 Managing Directors, Lloyds America Securities Corp. and certain others. WPG has approximately 240 employees in addition to its Managing Directors. WPG is a member firm of the New York Stock Exchange and, together with its affiliates, had approximately $16 billion of assets under management as of June 1, 1998. Annex A to this Proxy Statement sets forth the name, business address and principal occupation of each of WPG's Managing Directors. Annex A also lists each Trustee and officer of the Funds who is a Managing Director or employee of WPG. In addition to serving as the Funds' investment adviser, WPG serves as the investment adviser or subadviser to each of the similar investment companies listed in Annex C to this Proxy Statement. Annex C also sets forth the size of such investment companies and the rates of WPG's advisory fees charged to such investment companies. After completion of the Acquisition, WPG will be a wholly-owned subsidiary of Robeco and a representative of Robeco will be appointed to WPG's executive committee. The members of WPG's executive committee currently are Stephen H. Weiss (Chairman), Roger J. Weiss, Philip Greer, Ronald M. Hoffner, Wesley W. Lang, Jr., Mitch Cantor and Gill Cogan, all of whom expect to continue such service after the Acquisition. A new Managing Board, responsible for the strategic management of WPG, will be established in connection with the Acquisition. The Managing Board will consist of eight members, four of which will be appointed by WPG and four of which will be appointed by Robeco. Despite the Board's composition, the members appointed by Robeco will have voting control of the Managing Board and thus of WPG.

INFORMATION CONCERNING ROBECO

         Robeco is a Dutch corporation that was formed to be the holding company for 100% of the shares of Robeco International B.V. and Robeco Nederland B.V. ("Robeco Nederland") (collectively referred to as the "Robeco Group"). Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., Rabobank Nederland owns 50% of the shares of Robeco and the balance is owned by shareholders of the Robeco Group funds.

         The Robeco Group is a fund management group. Robeco Nederland advises and manages investment funds, some of whose shares are traded primarily on the Amsterdam Stock Exchange, which funds include (1) Robeco N.V., (2) Rolinco N.V.,
(3) Rorento N.V., (4) RG Rente Mixfund N.V., (5) RG Obligatie Mixfund N.V., (6) RG Aandelen Mixfund N.V., (7) RG Florente Fund N.V., (8) RG Divirente Fund N.V.,
(9) RG America Fund N.V., (10) RG Europe Fund N.V., (11) RG Pacific Fund N.V.,
(12) Nettorente Fund N.V., (13) RG Hollands Bezit N.V., (14) RG Emerging Markets Fund N.V., (15) RG Tactimix Funds, and (16) RG Zelfselect Landen Fund N.V. Robeco Nederland also advises and manages a number of institutional funds. The Robeco Group operates primarily outside of the United States, although it currently holds significant ownership interests in three U.S. investment advisers.

         The Robeco Group, through its subsidiaries, has approximately 1,250 employees worldwide. Of the approximately $59.4 billion in assets under management at December 31, 1997, approximately $810 million was is managed in the U.S.

EFFECT OF THE ACQUISITION ON THE CURRENT ADVISORY AGREEMENTS

         Consummation of the Acquisition will constitute an "assignment" (as defined in the 1940 Act) of the investment advisory agreement currently in effect between each Fund and WPG (the "Current Advisory Agreements"). As required by the 1940 Act, each Current Advisory Agreement provides for its automatic termination in the event of an assignment. Accordingly, the Current Advisory Agreements will terminate upon consummation of the Acquisition.

        In anticipation of the Acquisition and in order for WPG to continue to serve as the Funds' investment adviser after consummation of the Acquisition (except on a temporary basis pursuant to an order which may be issued by the Securities and Exchange Commission (the "SEC")), a new investment advisory agreement (the "New Advisory Agreements") between each Fund and WPG must be approved (i) by a majority of the Trustees of each Fund who are not parties to the New Advisory Agreement or interested persons of any party thereto (the "Independent Trustees") and (ii) by vote of the holders of "a majority of the outstanding voting securities" (within the meaning of the 1940 Act) of such Fund.

         At a meeting held on May 19, 1998, the Trustees, including the Independent Trustees, unanimously voted to approve the New Advisory Agreement for each Fund and to recommend that the shareholders of each Fund vote FOR the approval of the New Advisory Agreement.

TERMS OF THE NEW ADVISORY AGREEMENTS

         The terms of each Fund's proposed New Advisory Agreement are substantially identical to the terms of the Fund's Current Advisory Agreement, except for the dates of execution, effectiveness and termination, and the inclusion of escrow provisions (which are applicable only in the event that the Acquisition closes prior to the approval of the New Advisory Agreement by the shareholders). All the terms described below with respect to the New Advisory Agreements were contained in the Current Advisory Agreements. The following summary of the New Advisory Agreements is qualified by reference to the form of New Advisory Agreement attached to this Proxy Statement as Annex D.

         The investment advisory fee, as a percentage of net assets payable by each Fund, will be the same under each New Advisory Agreement as under the Current Advisory Agreement (such rates are set forth below). If each New Advisory Agreement had been in effect for each Fund's most recently completed fiscal year, the amount of advisory fees payable to WPG by each Fund would have been identical to those payable under each Current Advisory Agreement.

         Each New and Current Advisory Agreement provides that WPG will regularly provide the Fund with investment research, advice and supervision and will furnish continuously an investment program for the Fund consistent with the Fund's investment objectives and policies. WPG will determine from time to time what securities to purchase for the Fund, what securities to be held or sold by the Fund and what portion of the Fund's assets to be held uninvested as cash. The New and Current Advisory Agreements provide that WPG pays the compensation and expenses of all of its personnel and makes available, without expense to the Funds, the services of such of its Managing Directors, officers and employees as may duly be elected officers or trustees of the Funds. Although not a provision of either the New or the Current Advisory Agreements, WPG also voluntarily pays all expenses related to the distribution of Shares of each Fund, except to the extent such expenses are borne by the Core Bond Fund and the International Fund pursuant to the administration and service plans adopted by these Funds pursuant to Rule 12b-1 under the 1940 Act. (See "Certain Arrangements" below.) Each Fund is responsible for all of its other expenses, including without limitation: (i) fees and expenses of any administrator of the Fund; (ii) organization expenses of the Fund; (iii) fees and expenses incurred by the Fund in connection with membership in investment company organizations; (iv) brokers' commissions; (v) payment for portfolio pricing services to a pricing agent, if any; (vi) legal, accounting or auditing expenses (including an allocable portion of the cost of WPG's employees rendering legal services to the Fund); (vii) interest, insurance premiums, taxes or governmental fees; (viii) the fees and expenses of the transfer agent of the Fund; (ix) the cost of preparing stock certificates or any other expenses, including clerical expenses of issue, redemption or repurchase of Shares of the Fund; (x) the expenses of and fees for registering or qualifying Shares for sale and of maintaining the registration of the Fund and registering the Fund as a broker or a dealer; (xi) the fees and expenses of Trustees of the Fund who are not affiliated with WPG; (xii) the cost of preparing and distributing reports and notices to shareholders, the SEC and other regulatory authorities; (xiii) the fees or disbursements of custodians of the Fund's assets, including expenses incurred in the performance of any obligations enumerated by the Declaration of Trust or By-Laws of the Fund insofar as they govern agreements with any such custodian; (xiv) costs in connection with annual or special meetings of shareholders, including proxy material preparation, printing and mailing; or (xv) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund's business.

         Each New and Current Advisory Agreement provides that WPG shall not be liable for any error of judgment, mistake of law or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale or retention of any security on the recommendation of WPG, whether or not such recommendation shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation; but nothing contained in the Advisory Agreement shall protect WPG against any liability to the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence on the part of WPG in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Advisory Agreement.

         WPG's activities with respect to the Funds are subject to the review and supervision of the Funds' Boards, to which WPG renders periodic reports with respect to each Fund's investment activities. If approved by shareholders at the Meeting, the New Advisory Agreements would take effect upon the later to occur of (i) the obtaining of shareholder approval or (ii) the closing of the Acquisition. (The Funds have applied for exemptive relief to permit WPG to serve as the Funds' investment adviser under the New Advisory Agreements for a limited time after the consummation of the Acquisition but prior to shareholder approval of the New Advisory Agreements. See "Miscellaneous" below.) Each New Advisory Agreement would continue in effect for an initial period of two years after its effectiveness and would continue in effect thereafter for successive one year periods as long as each such continuance is approved in accordance with the requirements of the 1940 Act. Each New Advisory Agreement may be terminated at any time, without the payment of any penalty, by the relevant Fund's Board or by at least a 1940 Act Majority Vote (as defined below) of the Shares of the relevant Fund, or by WPG, upon not more than 60 days' written notice, and automatically terminates in the event of its assignment.

         For its investment advisory services under each New Advisory Agreement, WPG is entitled to receive an annual fee, payable monthly, which varies in accordance with the average daily net assets of the Funds under the management of WPG. The advisory fee is accrued daily and will be prorated if WPG shall not have acted as a Fund's investment adviser during any entire monthly period.

         In addition to serving as each Fund's investment adviser, WPG serves as the Funds' administrator under separate administration agreements (the "Administration Agreements"). In that capacity, WPG performs administrative, transfer agency related and shareholder relations services and certain clerical and accounting services for each Fund (to the extent not provided by other service providers). For its services under the Administration Agreements, WPG is entitled to receive a fee, computed daily and paid monthly, at an annual rate based on each Fund's average daily net assets. The continuance of each Fund's Administration Agreement must be approved annually by the Funds' Boards. The compensation payable by the Funds to WPG under the Administration Agreement is reviewed annually by the Trustees, who may increase or decrease the rate of compensation without shareholder approval. Following the consummation of the Acquisition, WPG will continue to serve as the Funds' administrator.

         The annual fee rates under the New Advisory Agreements and the advisory fees paid to WPG for the fiscal year ended December 31, 1997, the administration fees paid under the Administration Agreements for the fiscal year ended December 31, 1997 and the net assets at December 31, 1997, with respect to each Fund are as follows:



                                                                        ADMINISTRATIVE          NET ASSETS AT
                                                     ADVISORY FEES       FEES PAID TO            DECEMBER 31,
                                                     PAID TO WPG IN         WPG IN                 1997
FUND           ANNUAL ADVISORY FEE RATE                  1997                1997               (000'S OMITTED)
----           ------------------------                  ----                ----               ---------------

Government      0.50% of net assets up to $500         $780,088            $71,476                $207,817
Money Market      million
Fund and        0.45% of net assets $500
Tax Free Money    million to $1 billion                $650,081            $47,012                $130,083
Market Fund     0.40% of net assets $1 billion to
                  $1.5 billion
                0.35% of net assets in excess of
                  $1.5 billion

Municipal Fund  0.00% of average daily net assets       $39,863              -0-                   $23,508
                  while net assets are less than
                  $17 million
                0.50% of average daily net assets
                  while net assets are $17 million
                  or more

Core Bond Fund  0.60% of net assets up to $300         $702,166            $50,727                $108,443
                   million
                0.55% of net assets $300 million to
                   $500 million
                0.50% of net assets in excess of
                   $500 million

Growth and      0.75% of net assets                    $759,489            $69,393                $117,146
Income Fund

Tudor Fund      0.90% of net assets up to            $1,586,747            $99,436                $166,459
                  $300 million
                0.80% of net assets $300 million to
                  $500 million
                0.75% of net assets in excess of
                  $500 million

International
   Fund         0.50% of net assets while net           $61,731               -0-                   $8,555
                  assets are less than $15 million
                0.85% of net assets while net
                  assets are between $15 million
                  and $20 million
                1.00% of net assets while net
                  assets are $20 million or more

Growth Fund     0.75% of net assets                    $474,629            $38,528                 $46,557

Quantitative
    Fund        0.75% of net assets                    $783,469            $42,169                 $96,055



THE CURRENT ADVISORY AGREEMENTS

        The continuance of each Fund's Current Advisory Agreement was last approved by its Trustees, including a majority of the Independent Trustees, voting in person at a meeting called for that purpose on April 22, 1998. Each Fund's Current Advisory Agreement was last approved by shareholders of the applicable Fund at a meeting held on April 21, 1993, except that WPG, as the sole initial shareholder, approved the Current Advisory Agreement of the Municipal Fund which was organized after such date.

The primary purpose of submitting the Current Advisory Agreements to shareholders in 1993 was to approve the change in the Fund's investment adviser from an affiliate of WPG to WPG and did not result in an increase in the rate of any Fund's advisory fee.

PORTFOLIO BROKERAGE

        It is the general policy of WPG not to employ any broker in the purchase or sale of securities for a Fund's portfolio unless WPG believes that the broker will obtain the best result for the Fund under the circumstances, taking into consideration such relevant factors as price, commission rate, the ability of the broker to effect the transaction and the broker's facilities, reliability and financial responsibility. Subject to the foregoing, where transactions are effected on U.S. securities exchanges, each Fund employs WPG as the primary broker.

         The commission rate on all securities transactions on U.S. securities exchanges is subject to negotiation. Section 17(e) of the 1940 Act limits to "the usual and customary broker's commission" the amount which can be paid by a Fund to any affiliated person, such as WPG, acting as broker in connection with transactions effected on a securities exchange. The Boards, including a majority of the Independent Trustees, have adopted procedures designed to comply with the requirements of Section 17(e) of the 1940 Act and Rule 17e-1 thereunder to ensure that WPG's commissions are "reasonable and fair compared to the commission, fee or other remuneration received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time . . .." The
Boards, including a majority of the Independent Trustees, determine at least quarterly that transactions have been effected in compliance with those procedures. WPG, as the Funds' investment adviser, has the obligation to provide management to the Funds, which includes elements of research and related skills. Therefore, when acting as broker to the Funds, WPG will not use research and related skills as a basis for negotiating commission rates. For information concerning the brokerage commissions paid by the Funds, including to WPG, see Annex B to this Proxy Statement.

        In selecting brokers other than WPG (and any other affiliated person of the Funds) to effect transactions on securities exchanges, the Funds consider the factors set forth in the first paragraph under this heading and any investment products or services provided by such brokers, subject to the criteria of Section 28(e) of the Securities Exchange Act of 1934. Subject to such criteria, WPG may cause the Funds to pay commissions to an unaffiliated broker in an amount higher than another firm might charge, if WPG determines in good faith that the commissions paid are reasonable in relation to the value of the brokerage and research services provided, viewed either in terms of that particular transaction or WPG's overall responsibilities with respect to all of its advisory accounts. Each year, WPG considers the amount and nature of the research services provided by other brokers as well as the extent to which such products and services are relied upon, and attempts to allocate a portion of the brokerage business of its clients, including the Funds, on the basis of that consideration. Under the New Advisory Agreements, WPG may continue to allocate commissions to unaffiliated brokers on the basis of research services provided, subject to the criteria described above. WPG's advisory fees under the New Advisory Agreements will not be reduced by the receipt of research services.

CERTAIN ARRANGEMENTS

        In the Purchase Agreement, WPG covenants with Robeco to use its reasonable best efforts to cause each Fund to enter into an underwriting agreement with a person other than WPG on terms that are reasonably acceptable to Robeco. WPG, in its capacity as the Funds' administrator, is currently reviewing proposals from prospective candidates and is expected to make a recommendation to the Funds' Boards at a meeting to be held on July 22, 1998. The 1940 Act requires that any underwriting agreement entered into by a Fund be approved by at least a majority of the Fund's Trustees who are not parties to the agreement or "interested persons" (as defined in the 1940 Act) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. It is expected that the terms of any underwriting agreement will require that the principal underwriter (acting as agent) to sell shares of the Funds to investors or, acting as principal, to purchase shares from a Fund and to resell them for the account of investors.

ACTION BY THE BOARDS AND RECOMMENDED SHAREHOLDER ACTION

        At a meeting held on May 19, 1998, the Trustees, including the Independent Trustees, unanimously voted to approve the New Advisory Agreement for each Fund and to recommend that the shareholders of each Fund vote FOR the approval of the New Advisory Agreements.

        In evaluating the New Advisory Agreements, the Trustees reviewed materials furnished by WPG and Robeco, including information regarding WPG, Robeco, their respective affiliates and their personnel, operations and financial condition. The Trustees also reviewed the terms of the Acquisition and its possible effects on the Funds and their shareholders. Representatives of WPG discussed with the Trustees the anticipated effects of the Acquisition, and, together with a representative of Robeco, indicated their belief that as a consequence of the proposed transaction, the operations of the Funds and the capabilities of WPG to provide advisory and other services to the Funds would not be materially adversely affected and may be enhanced by the resources of Robeco, though there could be no assurance as to any particular benefits that may result.

        In making their recommendation, the Trustees deemed to be especially important the experience of WPG's key personnel in portfolio management, the arrangements made to secure the continued service of the key personnel in portfolio management, the high quality and extent of research and management services WPG is expected to continue to provide to the Funds, and the fair and reasonable compensation proposed to be paid to WPG by the Funds under the New Advisory Agreements and that the rate of such compensation is identical to the rate of compensation under the Current Advisory Agreements (which they had recently reviewed and approved). The Trustees also specifically considered the following as relevant to their recommendations: (1) that the fee and expense ratios of the Funds are reasonable given the quality of services expected to be provided and are comparable to the fee and expense ratios of similar mutual funds; (2) the relative performance of the Funds since commencement of operations to comparable mutual funds and unmanaged indices; (3) that the terms of the New Advisory Agreements are substantially identical to those of the Current Advisory Agreements, except for different execution dates, effective dates and termination dates, and the inclusion of escrow provisions (which are applicable only in the event that the Acquisition closes prior to the approval of the New Advisory Agreement by the shareholders); (4) the favorable history, reputation, qualification and background of WPG and Robeco, as well as the qualifications of their personnel and their respective financial conditions; (5) the commitment of WPG to pay the expenses of the Funds in connection with the Acquisition so that shareholders of the Funds would not have to bear such expenses; (6) the possibility of benefits that may be realized by the Funds as a result of WPG's affiliation with Robeco, including any resources of Robeco that would be available to WPG, and the continued use, to the extent permitted by law, of WPG for brokerage services; and (7) other factors deemed relevant by the Trustees.

SECTION 15(F) OF THE 1940 ACT

        Section 15(f) of the 1940 Act permits, in the context of a change in control of an investment adviser to a registered investment company, the receipt by such investment adviser (or any of its affiliated persons) of any amount or benefit in connection with such sale, as long as two conditions are satisfied. First, there may not be imposed an "unfair burden" on the investment company as a result of the sale of such interest, or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

        The Boards have not been advised by WPG of any circumstances arising from the Acquisition that might result in the imposition of an "unfair burden" being imposed on the Funds. Moreover, Robeco has agreed in the Purchase Agreement that, upon consummation of the Acquisition, it will take no action which would have the effect, directly or indirectly, of violating any of the provisions of Section 15(f) of the 1940 Act in respect of the Acquisition. In this regard, the Purchase Agreement provides that Robeco will conduct itself and cause WPG to conduct itself so that no "unfair burden" will be imposed on any Fund as a result of the transactions contemplated by the Purchase Agreement. Notwithstanding the foregoing, WPG may permit a voluntary fee waiver unilaterally adopted by it to expire at any time and no assurance can be given that voluntary waivers will not be permitted to expire during the two year period. During the two year period following the Acquisition, WPG and Robeco do not intend to change WPG's policies with respect to the circumstances under which voluntary fee waivers may be permitted to expire. Following the Acquisition, to the extent permitted by applicable law, Robeco and WPG anticipate that the Funds will continue to use WPG and its affiliates for brokerage services although the level of affiliated brokerage will not exceed historical levels for a period of at least two years under a policy established by the Trustees.

        The second condition of Section 15(f) is that during the three-year period immediately following a transaction to which Section 15(f) is applicable, at least 75% of the subject investment company's board of trustees must not be "interested persons" (as defined in the 1940 Act) of the investment company's investment adviser or predecessor adviser. The current composition of each Fund's Board would comply with this condition subsequent to the Acquisition.

MISCELLANEOUS

        WPG and the Funds have filed an application (the "Application") with the SEC requesting an order permitting implementation, without obtaining prior shareholder approval, of the New Advisory Agreements during an interim period commencing on the date of the closing of the Acquisition and ending at the earlier of such time as sufficient votes are cast by the applicable Fund's shareholders to approve the New Advisory Agreement and October 31, 1998 (the "Interim Period"). The exemptive relief would be effective only in the event that a quorum of a Fund's shareholders has not been present at the Meeting to consider the approval of its New Advisory Agreement by the date of the closing of the Acquisition.

        A condition to the relief requested is expected to require that any advisory fees earned by WPG under the New Advisory Agreements during the Interim Period be held in an interest-bearing escrow account and be paid to WPG only upon approval by shareholders of the Funds of the applicable New Advisory Agreement and the compensation payable thereunder earned during the Interim Period. If a Fund's shareholders do not vote to approve its New Advisory Agreement by the expiration of the Interim Period, the fees held in the escrow account will be remitted to the Fund, WPG will no longer serve as the Fund's investment adviser and the New Advisory Agreement will terminate. WPG has agreed in the Application to take all appropriate steps to ensure that the scope and quality of its advisory and other services provided to the Funds during the Interim Period will be at least equivalent to the scope and quality of services provided under the Current Advisory Agreements, and that, in the event of any material change in the personnel providing advisory services pursuant to the New Advisory Agreements during the Interim Period, the Trustees of each Fund will be apprised and consulted to assure that they are satisfied that the services provided will not be diminished in scope or quality. There can be no assurance that the SEC will grant the relief requested or that the conditions of the relief requested will be as described above.

        At a meeting to be held on July 22, 1998, it is anticipated that the Trustees, including the Independent Trustees, will conclude that payment of the investment advisory fees under the New Advisory Agreements during the Interim Period would be appropriate and fair and will recommend that the shareholders of each Fund vote to approve the payment of the advisory fees earned by WPG under the New Advisory Agreements during the Interim Period. The New Advisory Agreements will not be implemented, and WPG will not be entitled to receive any advisory fee thereon, during the Interim Period unless the Trustees of each Fund take the actions described in the previous sentence.

        In the event that the closing of the Acquisition occurs prior to the shareholders of a Fund approving its New Advisory Agreement, the approval of Proposal 1 by such shareholders will also be deemed to be approval of the payment of the advisory fees to WPG under the applicable New Advisory Agreement during the Interim Period.

CONCLUSION AND RECOMMENDATION OF THE BOARDS

        Based upon a review of the above factors, the Boards concluded that the terms of the New Advisory Agreements are fair to, and in the best interest of each Fund and the shareholders of each Fund. The Trustees, including the Independent Trustees, unanimously recommend that the shareholders of each Fund vote to approve the New Advisory Agreement at the Meeting.

        If the shareholders of a Fund do not approve the New Advisory Agreement with respect to their Fund and the Acquisition is consummated, the Trustees of such Fund would consider what further action to take consistent with their fiduciary duties to the Fund. Such actions may include obtaining for the Fund interim investment advisory services at cost or at the current fee rate either from WPG or from another advisory organization. Thereafter, the Trustees of such Fund would either negotiate a new investment advisory agreement with an advisory organization selected by the Trustees or make other appropriate arrangements. In the event the Acquisition is not consummated, WPG would continue to serve as investment adviser of the Funds pursuant to the terms of the Current Advisory Agreements.

VOTE REQUIRED

        Each New Advisory Agreement must be approved by the vote of at least "a majority of the outstanding voting securities" of the respective Fund, which is defined under the 1940 Act with respect to each Fund as the lesser of (i) 67% or more of the Shares of the Fund entitled to vote thereon present in person or by proxy at the Meeting if the holders of more than 50% of such Fund's outstanding Shares are present in person or represented by proxy or (ii) more than 50% of such Fund's outstanding Shares entitled to vote thereon (a "1940 Act Majority Vote").

                 THE BOARD OF EACH FUND RECOMMENDS A VOTE "FOR"
                    APPROVAL OF THE NEW ADVISORY AGREEMENTS.


              PROPOSAL 2: APPROVAL OF A NEW SUBADVISORY AGREEMENT
                           FOR THE INTERNATIONAL FUND

EFFECT OF THE ACQUISITION ON THE CURRENT SUBADVISORY AGREEMENT

        Because WPG is a party to the current investment subadvisory agreement (the "Current Subadvisory Agreement") by and among the International Fund, WPG and Hill Samuel Asset Management Limited, the International Fund's current investment subadviser ("Hill Samuel"), consummation of the Acquisition will constitute an "assignment" (as defined in the 1940 Act) of the Current Subadvisory Agreement. As required by the 1940 Act, the Current Subadvisory Agreement provides for its automatic termination in the event of an assignment. Accordingly, the Current Subadvisory Agreement will terminate upon consummation of the Acquisition.

        In anticipation of the Acquisition of WPG, a new investment subadvisory agreement (the "New Subadvisory Agreement") by and among the International Fund, WPG and Hill Samuel must be approved (i) by a majority of the Independent Trustees of the International Fund and (ii) by at least a 1940 Act Majority Vote of the Shares of the International Fund.

        On May 19, 1998, after considering matters deemed to be relevant, the International Fund's Trustees, including the Independent Trustees, unanimously voted to approve, and to recommend to the shareholders of the International Fund that they approve, the New Subadvisory Agreement pursuant to which Hill Samuel would serve as the International Fund's investment subadviser. The Trustees' votes are contingent upon the closing of the Acquisition.

TERMS OF THE NEW SUBADVISORY AGREEMENT

        The terms of the New Subadvisory Agreement are substantially identical in all material regards to the terms of the Current Subadvisory Agreement, except for the dates of execution, effectiveness and termination, and the inclusion of escrow provisions (which are applicable only in the event that the Acquisition closes prior to the approval of the New Subadvisory Agreement by the shareholders). All the terms described below with respect to the New Subadvisory Agreement were contained in the Current Subadvisory Agreement. The following summary of the New Subadvisory Agreement is qualified by reference to the form of New Subadvisory Agreement attached to this Proxy Statement as Annex E.

        THE RATE AT WHICH THE INTERNATIONAL FUND'S ADVISORY AND SUBADVISORY FEES ARE PAID WILL NOT INCREASE AS A RESULT OF THE APPROVAL OF THIS PROPOSAL. Pursuant to the New Subadvisory Agreement, WPG will continue to pay to Hill Samuel a quarterly advisory fee, equal on an annual basis to 0.40% of the average daily assets of the International Fund. The Fund has no responsibility for any fee payable to Hill Samuel and pays advisory fees only to WPG. In the event that the advisory fee payable by the Fund to WPG shall be reduced, the amount payable by WPG to Hill Samuel shall likewise be reduced by a proportionate amount. For the fiscal year ended December 31, 1997, WPG paid Hill Samuel (or its predecessor in interest) subadvisory fees in the amount of $24,753.

        Under both the New and the Current Subadvisory Agreements, Hill Samuel will provide the Fund and WPG with investment research, advice and supervision and with an investment program for that portion of the International Fund's portfolio invested in foreign securities consistent with the Fund's investment objective, policies and restrictions. Hill Samuel bears its own costs of providing such services. The International Fund is responsible for all of its other expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities, legal and accounting expenses, taxes, the fees and expenses of the transfer agent, the cost of preparing share certificates, costs incurred in connection with shareholders' meetings and shareholders reports, the expenses of and fees for registering or qualifying securities for sale, and the fees and expenses of the Independent Trustees.

        Both the New and the Current Subadvisory Agreements provide that Hill Samuel will not be liable for any loss sustained by the Fund by reason of the adoption or implementation of any investment policy or the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such recommendation shall have been made and such individual, firm or corporation shall have been selected with due care and in good faith, except for a loss resulting from willful misfeasance, bad faith or gross negligence in the performance by Hill Samuel of its duties or by reason of Hill Samuel's reckless disregard of its obligations and duties under the Subadvisory Agreement.

        If approved by the International Fund's shareholders at the Meeting, the New Subadvisory Agreement would take effect upon the later to occur of (i) the obtaining of shareholder approval or (ii) the closing of the Acquisition. (The International Fund has applied for exemptive relief to permit Hill Samuel to serve as the Fund's investment subadviser under the New Subadvisory Agreement for a limited time after the consummation of the Acquisition but prior to shareholder approval of the New Subadvisory Agreement. See "Miscellaneous" below.) The New Subadvisory Agreement would continue in effect for an initial period of two years after its effectiveness and would continue in effect thereafter for successive one year periods as long as each such continuance is approved in accordance with the requirements of the 1940 Act. The New Subadvisory Agreement may be terminated upon not more than 60 days' notice, without penalty by the Trustees, by at least a 1940 Act Majority Vote (as defined above) of the Shares of the International Fund or by WPG or Hill Samuel. In addition, the New Subadvisory Agreement terminates automatically in the event of its assignment.

        WPG may from time to time recommend to the Trustees the engagement of a new subadviser or may determine to manage directly that portion of the International Fund's portfolio invested in foreign securities. Any agreement with a new subadviser will be subject to the approval of a 1940 Act Majority Vote of the Shares of the International Fund unless otherwise permitted by the 1940 Act or an exemption obtained therefrom.

THE CURRENT SUBADVISORY AGREEMENT AND HILL SAMUEL

        The continuance of the Current Subadvisory Agreement was last approved by the International Fund's Trustees, including a majority of the Independent Trustees, voting in person at a meeting called for that purpose on April 22, 1998. The Current Subadvisory Agreement was last approved by shareholders at a meeting held on April 21, 1993. The primary purpose of submitting the Current Subadvisory Agreement to shareholders in 1993 was solely in connection with the change in the International Fund's investment adviser from an affiliate of WPG to WPG and did not result in an increase in the rate of the Fund's advisory or subadvisory fee.

        Hill Samuel, a corporation organized under the laws of the United Kingdom, is regulated as an investment adviser by IMRO and is registered with the SEC as an investment adviser under the U.S. Investment Advisers Act of 1940. Hill Samuel is a wholly owned subsidiary of Lloyds TSB Group plc ("Lloyds"). The principal business address of Hill Samuel is 10 Fleet Place, London, England. The ownership of Lloyds is not affected by the Acquisition of WPG by Robeco. As the parent company of one of the Sellers, Lloyds will, however, receive compensation for selling its interest in WPG to Robeco. As of June 1, 1998, Hill Samuel had approximately $62 billion in assets under management.

MISCELLANEOUS

        As described under "Miscellaneous" in Proposal 1, WPG and the International Fund have requested an order of the SEC permitting implementation, without obtaining prior shareholder approval, of the New Subadvisory Agreement during the Interim Period. The exemptive relief would be effective only in the event that a quorum of the International Fund's shareholders has not been present at the Meeting to consider the approval of the New Subadvisory Agreement by the date of the closing of the Acquisition. See "Miscellaneous" under Proposal 1 for a description of the anticipated terms of this relief. There can be no assurance that the SEC will grant the relief requested or that the conditions of the relief requested will be as described above.

        At a meeting to be held on July 22, 1998, it is anticipated that the Trustees, including the Independent Trustees, of the International Fund will conclude that payment of the investment subadvisory fees by WPG to Hill Samuel under the New Subadvisory Agreement during the Interim Period would be appropriate and fair and will recommend that the shareholders of the International Fund vote to approve the payment by WPG to Hill Samuel of the subadvisory fees earned under the New Subadvisory Agreement during the Interim Period. The New Subadvisory Agreement will not be implemented, and Hill Samuel will not be entitled to receive any subadvisory fee thereon, during the Interim Period unless the Trustees of the International Fund take the actions described in the previous sentence.

        In the event that the closing of the Acquisition occurs prior to the shareholders of the International Fund approving the New Subadvisory Agreement, the approval of Proposal 2 by such shareholders will also be deemed to be approval of the payment of the advisory fees to WPG under the New Subadvisory Agreement during the Interim Period.

CONCLUSION AND RECOMMENDATION OF THE INTERNATIONAL FUND'S BOARD

        Based upon a review of the factors deemed relevant (including that the rate of subadvisory fee provided in, and other terms of, the New Subadvisory Agreement are identical to the rate of subadvisory fee provided in, and other terms of, the Current Subadvisory Agreement, except for the dates of execution, effectiveness and termination, and the inclusion of escrow provisions (which are applicable only in the event that the Acquisition closes prior to the approval of the New Subadvisory Agreement by the shareholders)), the International Fund's Board concluded that the terms of the New Subadvisory Agreement are fair to, and in the best interest of the International Fund and its shareholders. The Trustees, including the Independent Trustees, unanimously recommend that the shareholders of the International Fund vote to approve the New Subadvisory Agreement at the Meeting.

VOTE REQUIRED

        The New Subadvisory Agreement must be approved by at least a 1940 Act Majority Vote (as defined above) of the Shares of the International Fund. If the shareholders of the International Fund do not approve the New Subadvisory Agreement, the Trustees would consider what further action to take consistent with their fiduciary duties to the International Fund. In the event that the Acquisition is not consummated, Hill Samuel would continue to serve as the investment subadviser to the International Fund pursuant to the terms of the Current Subadvisory Agreement.

             THE BOARD OF THE INTERNATIONAL FUND RECOMMENDS A VOTE
                "FOR" APPROVAL OF THE NEW SUBADVISORY AGREEMENT.
                            -----------------------

           PROPOSAL 3: ADOPTION OF NEW RULE 12B-1 DISTRIBUTION PLANS
                   FOR CORE BOND FUND AND INTERNATIONAL FUND

GENERAL

        Consummation of the Acquisition will constitute an "assignment" (as defined in the 1940 Act) of the Core Bond Fund's and the International Fund's current Administration and Service Plans (the "Current Distribution Plans"). As required under Rule 12b-1, each Fund's Current Distribution Plan will terminate automatically in the event of its assignment. Accordingly, neither Fund may continue to participate in its Plan unless the Fund's shareholders adopt a new Administration and Service Plan (the "New Distribution Plan") for such Fund.

        At a meeting held on May 19, 1998, the Core Bond Fund's and the International Fund's Boards, including the Independent Trustees, unanimously voted to approve the New Distribution Plans for the Funds and to recommend that the shareholders of the Core Bond Fund and the International Fund vote FOR the approval of the New Distribution Plans.

TERMS OF THE NEW DISTRIBUTION PLANS

        The terms of the New Distribution Plans are substantially identical to the terms of the Current Distribution Plans, except for the dates of execution and effectiveness. All the terms described below with respect to the New Distribution Plans were contained in the Current Distribution Plans. The following summary of the New Distribution Plans is qualified by reference to the form of New Distribution Plan attached to this Proxy Statement as Annex F.

        Both the New and the Current Distribution Plans provide that the Core Bond Fund and the International Fund may each pay a fee to banks, trust companies, broker-dealers or other financial organizations (collectively, "Service Organizations") that provide shareholder and administrative services to the shareholders of the respective Fund. Each Plan provides that WPG and the Funds' custodian may not receive distribution fees under the Plans.

        Shareholder and administrative services provided by Service Organizations include, without limitation: answering shareholder inquiries about the Funds; processing purchase and redemption transactions; assisting shareholders in changing dividend and distribution options, account designations and addresses; performing sub-accounting; establishing and maintaining shareholder accounts and records; investing shareholders' cash account balances automatically in Fund shares; providing periodic statements of a shareholder's account balance and integrating such statements with those of other transactions and balances in the shareholder's other accounts serviced by the Service Organization; arranging for bank wires; and providing such other information and services as the Fund reasonably may request, to the extent permitted by applicable statute, rule or regulation.

        Under both the Current and the New Distribution Plans, a Service Organization may receive a distribution fee in an amount not to exceed 0.05% of the applicable Fund's average daily net assets attributable to clients of the Service Organization. The schedule of fees and the basis upon which such fees will be paid will be determined by the Trustees, and may be based on a stated fee or a percentage of the average daily net assets attributable to the shares held by the shareholders who are clients of the Service Organization, or any other reasonable method of calculation.

        The New Distribution Plans may not be amended to increase materially the amounts to be payable thereunder for distribution services without the approval by at least a 1940 Act Majority Vote (as defined above) of the Shares of the relevant Fund and, in any event, may not be amended in any way without the approval of a majority of the relevant Fund's Independent Trustees.

        If approved by the Core Bond Fund's and the International Fund's shareholders at the Meeting, the New Distribution Plans would take effect upon the later to occur of (i) the obtaining of shareholder approval or (ii) the closing of the Acquisition. The New Distribution Plans will continue in effect from year-to-year as long as each such continuance is approved annually in accordance with the requirements of the 1940 Act. Each New Distribution Plan may be terminated without penalty by a majority of the relevant Fund's Independent Trustees or by at least a 1940 Act Majority Vote (as defined above) of the Shares of the relevant Fund. In addition, the New Distribution Plans terminate automatically in the event of their assignment.

        The terms of the New Distribution Plans are intended to comply with Rule 12b-1 under the 1940 Act and with the Conduct Rules of the National Association of Securities Dealers, Inc. ("NASD"). The SEC and the NASD may from time to time propose various amendments to Rule 12b-1 and the Conduct Rules, respectively, which may affect the New Distribution Plans. If any amendment of Rule 12b-1 or the Conduct Rules is adopted, the Trustees will consider what, if any, modification of the New Distribution Plans or related practices may be appropriate.

Rule 12b-1 requires that the selection and nomination of the Core Bond Fund's and the International Fund's Trustees who are not "interested persons" of the Funds be committed to the discretion of such Funds' Independent Trustees.

THE CURRENT DISTRIBUTION PLANS

        The continuance of the Current Distribution Plans was last approved by the Core Bond Fund's and the International Fund's Trustees, including a majority of the Independent Trustees, voting in person at a meeting called for that purpose on April 22, 1998. The Current Distribution Plans were initially approved by the Funds' Trustees and were adopted by the Funds' sole initial shareholders prior to the dates that the Funds' commenced operations. The Current Distribution Agreements have not been amended since their adoption.

        The Core Bond Fund paid or incurred fees pursuant to its Current Distribution Plan in the amount of $378, equal to less than 0.01% of the Fund's average daily net assets, during its fiscal year ended December 31, 1997. The total amount of these fees were paid to Franklin Street Partners, a registered broker-dealer that is not affiliated with the Funds. The International Fund did not pay any fees pursuant to its Current Distribution Plan during its fiscal year ended December 31, 1997.

EVALUATION OF THE NEW DISTRIBUTION PLANS BY THE BOARDS

        At a meeting held on May 19, 1998, the Boards of the Core Bond Fund and the International Fund evaluated all information deemed reasonably necessary to make an informed determination that, in the exercise of their reasonable business judgment and in view of their fiduciary duties, there was a reasonable likelihood that the adoption of the New Distribution Plans would benefit the Core Bond Fund and the International Fund and their respective shareholders. In particular, the Boards believe that the amounts spent under the Plans have assisted or may assist each Fund in potential asset growth and economies of scale, in reducing the likelihood of net redemptions in the future and the negative effects associated therewith, and in competing with providers for a variety of services.

        The Boards considered that the level of fees prescribed by the New Distribution Plans are identical to the level prescribed under the Current Distribution Plans and that the terms of the New Distribution Plans are substantially identical to those of the Current Distribution Plans, except for the dates of execution and effectiveness. The Boards also considered other potential benefits to the Core Bond Fund and the International Fund of continuing their Distribution Plans.

CONCLUSION AND RECOMMENDATION OF THE BOARDS

        Based upon a review of the above factors, the Boards of the Core Bond Fund and the International Fund each concluded that there was a reasonable likelihood that the adoption of each New Distribution Plan would benefit the respective Fund and its shareholders. The Trustees, including the Independent Trustees, unanimously recommend that the shareholders of the Core Bond Fund and the International Fund vote to adopt the New Distribution Plans at the Meeting.

VOTE REQUIRED

        To be adopted, each New Distribution Plan must be approved by at least a 1940 Act Majority Vote (as defined above) of the Shares of the Core Bond Fund and the International Fund, respectively. It is intended that should Proposal 1, regarding the New Advisory Agreement, be approved by shareholders of the Core Bond Fund and the International Fund, proxies not indicating a contrary intention will be voted in favor of adopting the New Distribution Plans. If the shareholders of either Fund do not adopt that Fund's New Distribution Plan, the Trustees would consider what further action to take.

                      THE BOARDS OF THE CORE BOND FUND AND
               THE INTERNATIONAL FUND EACH RECOMMEND A VOTE "FOR"
                    ADOPTION OF THE NEW DISTRIBUTION PLANS.
                             ---------------------

              PROPOSALS 4(A) AND (B): ADOPTION OF CERTAIN AMENDED
                      FUNDAMENTAL INVESTMENT RESTRICTIONS

    (ONLY THE GOVERNMENT MONEY MARKET FUND, THE TAX FREE MONEY MARKET FUND, THE CORE BOND FUND, THE GROWTH AND INCOME FUND AND THE QUANTITATIVE FUND)

        At a meeting held on May 19, 1998, the Trustees, including the Independent Trustees, unanimously voted to amend certain investment restrictions of the Government Money Market Fund, the Tax Free Money Market Fund, the Core Bond Fund, the Growth and Income Fund and the Quantitative Fund and to recommend that the shareholders of these Fund vote FOR the adoption of these amended restrictions. These investment restrictions are fundamental policies that may be changed by a Fund only if approved by at least a 1940 Act Majority Vote (as defined above) of the Shares of the Fund.

        One reason for Proposals 4(a) and (b) is to liberalize the Funds' investment restrictions to the extent permitted by the 1940 Act. Liberalizing the investment restrictions will enhance the Funds' investment flexibility and may expand the range of investment opportunities and techniques available in connection with the management of the Funds' portfolios.

        Another reason for these Proposals is to adopt insofar as possible a modern and uniform statement of investment restrictions for the funds in the Weiss, Peck & Greer Group of Funds. As new types of investment instruments and techniques become available to mutual funds and regulatory policies change to address changing markets, older restrictions drafted prior to such changes may unduly impair a Fund's investment operations and overly constrain its ability to take advantage of opportunities available to similar mutual funds. In addition, uniformity would facilitate comparison of different Funds' investment restrictions as well as administration of the restrictions. Approval of these Proposals would also result in a clearer and simpler statement of the Funds' restrictions.

        The following summarizes the proposed changes to the Funds' investment restrictions. The restrictions are summarized individually below and will be voted upon separately by each Fund.

        PROPOSAL 4(A): INVESTMENT RESTRICTION ON ISSUER DIVERSIFICATION

    (ONLY THE GOVERNMENT MONEY MARKET FUND, THE TAX FREE MONEY MARKET FUND,
               THE CORE BOND FUND AND THE GROWTH AND INCOME FUND)

        The Trustees have proposed amending the Funds' investment restriction on issuer diversification to be uniform relative to other Funds in the Weiss, Peck & Greer Group of Funds and to require diversification only to the extent that is required under the 1940 Act. Additional diversification requirements are required for the Funds to be treated as regulated investment companies for federal tax purposes and, with respect to the Government Money Market Fund and Tax-Free Money Market Fund, for these Funds to be considered to be money market mutual funds under the 1940 Act. These tax-based requirements and money market mutual fund requirements are not required to be reflected in the proposed investment restrictions and will not be affected by this Proposal.

        Each of the Funds in the Weiss, Peck & Greer Group of Funds, including the Government Money Market Fund, the Tax Free Money Market Fund, the Core Bond Fund and the Growth and Income Fund, is a diversified mutual fund. To be diversified under the 1940 Act, a mutual fund must not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or acquire more than 10% of the outstanding voting securities of any one issuer. These restrictions apply only at the time of investment. A mutual fund may invest up to 25% of its total assets without regard to these restrictions. In addition, these restrictions do not apply to holdings of or investments in cash, cash items, U.S. Government securities or securities of other investment companies.

        The current investment restrictions of the Government Money Market Fund, the Tax Free Money Market Fund, the Core Bond Fund and the Growth and Income Fund are more restrictive than required by the 1940 Act in two ways. First, the current restrictions apply to 100% of the Funds' assets. Second, the current restrictions do not except repurchase agreements collateralized by U.S. Government securities and securities of other investment companies from the diversification requirements.

        The Trustees recommend that the shareholders of the Government Money Market Fund, the Tax Free Money Market Fund, the Core Bond Fund and the Growth and Income Fund each adopt the following fundamental restriction in lieu of their Fund's current fundamental restriction (changes from the current restrictions are underlined):


               The Fund may not with respect to 75% of its total assets purchase securities of an issuer (other than U.S. Government securities or repurchase agreements collateralized by U.S. Government securities or shares of other investment companies), if:

               (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or

               (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund;

               provided, however, that the Fund may invest all or part of its investable assets in an open-end investment company with substantially the same investment objective, policies and restrictions as the Fund.

              PROPOSAL 4(B): INVESTMENT RESTRICTION ON REAL ESTATE

                          (ONLY THE QUANTITATIVE FUND)

        The 1940 Act requires that every mutual fund adopt a policy, which cannot be changed without shareholder approval, on acquiring interests in real estate. The Quantitative Fund's current fundamental restriction on real estate is more restrictive than required by the 1940 Act in that it prohibits the Fund from investing in securities of real estate investment trusts (REITs) and real estate limited partnerships.

        The Trustees recommend that the shareholders of the Quantitative Fund adopt the following fundamental restriction in lieu of the Fund's current fundamental restriction (changes from the current restriction are crossed out)

               Purchase or sell real estate, (following text is crossed out: including real estate investment trusts and real estate limited partnerships,) but the Fund may lease office space for its own use as its principal office and may invest in securities of companies engaged in the real estate business.

VOTE REQUIRED

        The adoption of the fundamental restrictions set forth above for the Government Money Market Fund, the Tax Free Money Market Fund, the Core Bond Fund, the Growth and Income Fund and the Quantitative Fund must be approved by at least a 1940 Act Majority Vote (as defined above) of the Shares of the relevant Fund.

                    THE BOARD OF EACH FUND RECOMMENDS A VOTE
                   "FOR" ADOPTION OF THE AMENDED FUNDAMENTAL
                            INVESTMENT RESTRICTIONS.
                            -----------------------

         PROPOSAL 5: RATIFICATION OF SELECTION OF KPMG PEAT MARWICK LLP
                     AS INDEPENDENT AUDITORS FOR THE FUNDS

        At a meeting held on January 20, 1998, each Board, including the Independent Trustees, selected the firm of KPMG Peat Marwick LLP as the Funds' independent auditors for the fiscal year ending 1998, subject to ratification by the Funds' shareholders. At a meeting held on May 19, 1998, the Trustees, including the Independent Trustees, unanimously voted to recommend that the shareholders of each Fund vote FOR the ratification of the selection of KPMG Peat Marwick LLP, as the Funds' independent auditors.

        Audit services performed by KPMG Peat Marwick LLP during the fiscal year ended December 31, 1997 consisted of examining each Fund's financial statements, consulting on financial, accounting and reporting matters, reviewing and consulting on the Fund's filings with the SEC, and attending the Fund's audit committee meetings. The firm also performed non-audit services consisting of reviewing brokerage commission payments and preparing income tax returns of the Funds.

A representative of KPMG Peat Marwick LLP is expected to be available at the meeting to make a statement if he or she desires to do so and to respond to appropriate questions. KPMG Peat Marwick LLP has advised the Funds that it has no direct or indirect financial interest in the Funds.

VOTE REQUIRED

        The ratification of the selection of KPMG Peat Marwick LLP as the Funds' independent auditors for the fiscal year ending 1998 must be approved by at least a 1940 Act Majority Vote (as defined above) of the Shares of each Fund.

                 THE BOARD OF EACH FUND RECOMMENDS A VOTE "FOR"
             RATIFICATION OF THE SELECTION OF KPMG PEAT MARWICK LLP
                       AS THE FUNDS' INDEPENDENT AUDITORS.
                           -------------------------

                       PROXIES AND VOTING AT THE MEETING

        A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the instructions marked thereon. As to Proposals for which no instructions are given, such proxy will be voted in favor of each Proposal. The proxy confers discretionary authority upon the persons named therein to vote on other business which may come before the Meeting. The Boards know of no other business to be presented at the Meeting. Should other business properly be brought before the Meeting, it is intended that the accompanying proxy will be voted thereon in accordance with the judgment of the persons named as proxies.

        A shareholder may revoke a proxy at any time prior to its exercise by filing with the Secretary of the Funds a written notice revoking the proxy or by executing a proxy dated subsequent to the date of a previously executed proxy. Attendance at the Meeting will not itself be deemed to revoke a proxy unless the shareholder gives affirmative notice at the Meeting that the shareholder intends to revoke the proxy and vote in person.

        With respect to each Proposal, the "vote of a majority of the outstanding voting securities" is required, which is defined under the 1940 Act, with respect to a Fund, as the lesser of (i) 67% or more of the voting securities of the Fund entitled to vote thereon present in person or by proxy at the Meeting, if the holders of more than 50% of the outstanding voting securities of the Fund are present in person or represented by proxy or (ii) more than 50% of the outstanding voting securities of the Fund entitled to vote thereon.

        In the event that the applicable quorum (the presence in person or by proxy of the holders of a majority of the Shares outstanding and entitled to vote on a matter) is not obtained, or in the event that insufficient Shares for approval of a particular Proposal are represented at the Meeting for which a quorum is present, an adjournment or adjournments of the Meeting for that Fund may be sought by that Fund's Board to permit further solicitation of proxies. Any adjournment would require the affirmative vote of the holders of a majority of the Shares of the particular Fund present in person or by proxy at the Meeting (or any adjournment thereof) and entitled to vote on the Proposal subject to the adjournment. The persons named as proxies will vote all Shares represented by proxies which they are entitled to vote in favor of the Proposal in favor of an adjournment and will vote all Shares required to be voted against the Proposal against an adjournment. A proxy that is properly executed by a broker or nominee and returned accompanied by instructions to withhold authority to vote represents a broker "non-vote." A broker non-vote occurs when a broker or nominee does not receive instructions from the beneficial owner or other person entitled to vote on a particular matter with respect to which the broker or nominee does not have discretionary power. Shares represented by broker non-votes will not be considered to be present at the Meeting for purposes of determining the existence of a quorum and will be deemed not cast with respect to the Proposals. If no instructions are received by the broker or nominee from the shareholder with reference to routine matters, the Shares represented thereby may be considered present for purposes of determining the existence of a quorum and, if so determined, will be deemed cast with respect to such matters. Also, a properly executed and returned proxy marked with an abstention will be considered present at the Meeting for purposes of determining a quorum. Although broker non-votes and abstentions do not constitute a vote "for" or "against" the matter, they have the effect of a "no" vote for purposes of determining whether the Proposals have been approved. Proposals 1 through 4 are not considered to be routine matters as to which brokers may vote without instructions.

        The Meeting is scheduled as a joint meeting of the Funds' shareholders because the shareholders of each Fund are expected to consider and vote on similar matters. The Boards have determined that the use of a joint Proxy Statement for the Meeting is in the best interest of the shareholders of each Fund. In the event that a shareholder of any Fund present at the Meeting objects to the holding of a joint meeting and moves for an adjournment of the meeting of such Fund to a time immediately after the Meeting so that such Fund's meeting may be held separately, the persons named as proxies will vote in favor of the adjournment. Shareholders of each Fund will vote separately on each Proposal relating to their Fund, and an unfavorable vote on a Proposal by the shareholders of one Fund will not affect the implementation of such Proposal approved by the shareholders of another Fund.

                             SHAREHOLDER PROPOSALS

        A proposal from a shareholder of a Fund intended to be presented at any shareholder meeting hereafter called must be received by the Fund within a reasonable time before the solicitation relating thereto is made in order to be included in the proxy statement and proxy card related to such meeting. Under the Declaration of Trust and the By-Laws of each Fund, meetings of the shareholders are required to be held only when necessary under the 1940 Act. It is therefore likely that, in future years, shareholder meetings will not be held on an annual basis. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under the federal securities laws.

                                    GENERAL

        It is anticipated that proxy solicitations will be made principally by mail, although Managing Directors and officers of the Funds and WPG may, without special compensation, contact shareholders by telephone, facsimile or other electronic media. Arrangements have been made with brokers, custodians, nominees and fiduciaries to send proxy materials to beneficial owners. In addition, WPG may retain an outside firm to assist in the solicitation of proxies. WPG shall bear all the expenses of the solicitation, including the printing, postage and other expenses related to preparation of this Proxy Statement, except that WPG shall bear 90% of such expenses associated with the Government Money Market Fund, the Tax Free the Money Market Fund, the Core Bond Fund, the Growth and Income Fund and the Quantitative Fund, and such Funds shall bear the remaining 10%.

                                SHARE OWNERSHIP

        To the knowledge of the Funds, no shareholder owned beneficially or of record on the Record Date 5% or more of the outstanding Shares of any Fund, except as set forth below. As of the Record Date, the Trustees and officers of each Fund beneficially owned in the aggregate less than 1% of the outstanding Shares of each Fund, except for the Trustees and officers of the International Fund, who beneficially owned in the aggregate approximately 1.35% of its outstanding Shares.



                                                    NUMBER OF SHARES         PERCENTAGE OF
NAME AND ADDRESS                                    BENEFICIALLY OWNED    OUTSTANDING SHARES
----------------                                    ------------------    ------------------

TAX FREE MONEY MARKET FUND

Robert Sussman &                                         7,085,896            7.13%
Robynn Sussman JT WROS
21 Murray Hill Road
New York, NY 10583

CORE BOND FUND

The Trust Co. of Toledo Ttee                             1,359,285           10.04%
For NWO Plumbers & Pipefitters
Local 50 Pension and Trust
6135 Trust Drive
Holland, OH 43528

Key Trust Co Ttee FBO                                    1,149,444            8.49%
Bricklayers Allied Craftsmen
Local 83 Pen/PL
A/C 40009500
P.O. Box 94871
Cleveland, OH 44101-4871

The Trust Co. of Toledo NA                               1,103,464            8.15%
Ttee. Toledo Plumbers Local
#50 Pension & Retirement Option C
Attn: Lenore Peterson
6135 Trust Drive, Suite #206
Holland, OH 43528

The Trust Co. of Toledo                                  937,547              6.93%
Successor Ttee for
Toledo Roofers Local 134
Pen Plan dtd 7/6/83
6135 Trust Drive, Ste. 206
Holland, OH 43528



                                      -24-


                                                    NUMBER OF SHARES         PERCENTAGE OF
NAME AND ADDRESS                                    BENEFICIALLY OWNED    OUTSTANDING SHARES
----------------                                    ------------------    ------------------

Oneal Steel Co. Pension Trust                            780,316              5.77%
Southtrust Corp - Trust Ops
Attn: Lisa Dark
P.O. Box 2554
Birmingham, AL 35290

GROWTH AND INCOME FUND

Star Creations Hong Kong Ltd.                            383,175             10.48%
Ugland House
P.O. Box 309
Georgetown Grand Cayman BWI

Sunbelt Beverage Corporation                             305,525              8.36%
Profit Sharing Plan
4601 Hollins Ferry Rd
Baltimore, MD 21227

INTERNATIONAL FUND

Gussman Investments                                       57,356              7.43%
Nadel & Gussman Oil Producers
First National Tower 32nd Floor
Tulsa, OK 74103

MUNICIPAL FUND

James J. Shea Jr. &                                      127,980              5.48%
Marisa Shea Tttees
FBO The Shea Family Trust
UTD 06/15/87
42-600 Bob Hope Dr., #406
Rancho Mirage, CA 72270

GROWTH FUND

Mac & Co.                                                 61,888             25.83%
A/C #861-319
P.O. Box 320
Mellon Bank Mutual Funds
Pittsburgh, PA 15230-0320




                                      -25-



                                                    NUMBER OF SHARES         PERCENTAGE OF
NAME AND ADDRESS                                    BENEFICIALLY OWNED    OUTSTANDING SHARES
----------------                                    ------------------    ------------------

Wisconsin State Carpenter Pension Fund                   55,290              23.07%
A/C Weiss Acct #416-977001
c/o Firstar Trust Company
Attn: Mutual Funds
P.O. Box 1787
Milwaukee, WI 53201-1787

Cullman Ventures Inc. Master Trust                       24,634              10.28%
Attn: James O. Moore
101 Merritt 7
Norwalk, CT 06851

Mint & Co.                                               22,735               9.49%
A/C #1960772010
Attn; Mutual Fund Ops
PO Box 92800
Rochester, NY 1469208900

Thermo Electron Corp. Plan                               22,263               9.29%
C/O State Street Bank & Trust
Nay Ling Chin
Master Trust Division
PO Box 1992
Boston, MA 02105-1992

Wells Fargo Bank as Agent for the                        21,644               9.03%
Goldman 1988 Charitable Remainder Trust
#112874 MF MAC 9139-027
PO Box 9800
Calabasas, CA 91372-0800

Key Trust Co. Ttee FBO                                   13,503               5.64%
Bricklayers Allied Craftsmen
Local #3 Pen/PL
A/C 40009500
P.O. Box 94871
Cleveland, OH 44101-4871




                                      -26-

                                                    NUMBER OF SHARES         PERCENTAGE OF
NAME AND ADDRESS                                    BENEFICIALLY OWNED    OUTSTANDING SHARES
----------------                                    ------------------    ------------------

QUANTITATIVE FUND

The Trust Co. of Toledo NA                               3,202,613           23.44%
Ttee. Toledo Plumbers Local
#50 Pension & Retirement Pool A
Attn: Lenore Peterson
6135 Trust Drive, Suite #206
Holland, OH 43528

The Trust Co. of Toledo Ttee                             2,557,145           18.72%
for NWO Plumbers & Pipefitters
Local 50 Pension and Trust
6135 Trust Drive, Suite 206
Holland, OH 43528

Star Creations Hong Kong Ltd.                            1,227,033            8.98%
Ugland House
P.O. Box 309
Georgetown Grand Cayman BWI





                                      -27-



                                    ANNEX A

        INFORMATION REGARDING THE MANAGING DIRECTORS AND OFFICERS OF WPG




                                POSITIONS
NAME*                           WITH WPG*             POSITIONS WITH THE FUNDS
-----                           ---------             ------------------------

Samuel H. Armacost            Managing Director
Annette Bianchi               Managing Director
Mitchell E. Cantor            Managing Director
Daniel J. Cardell             Managing Director          Vice President
                                                         (Quantitative Fund)
Don W. Ceglar                 Managing Director
Gill Cogan                    Managing Director
Douglas L. Di Pasquale        Managing Director
Ellen M. Feeney               Managing Director
Janet Fiorenza                Managing Director          Vice President
                                                         (Tax Free Money
                                                          Market Fund)
Margery Z. Flicker            Managing Director
Philip Greer                  Senior Managing Director
Ronald M. Hoffner             Managing Director
James W. Kiley                Managing Director
A. Roy Knutsen                Managing Director          President (Growth
                                                           and Income Fund)

Alan D. Kohn                  Managing Director
Wesley W. Lang, Jr.           Managing Director
Marvin B. Markowitz           Managing Director
Howard G. Mattsson            Managing Director
S. Blake Miller               Principal                  Vice President
                                                           (Municipal Fund)
Jay C. Nadel                  Managing Director          Executive Vice President
                                                          and Secretary (all Funds)
Joseph Parascondola           Assistant Manager          Assistant Vice President (all
                                                          Funds)
Peter B. Pfister              Managing Director
Richard S. Pollack            Managing Director
Steven Pomerantz              Managing Director
McGehee Porter                Managing Director
Francis H. Powers             Managing Director          Executive Vice President
                                                           and Treasurer (all Funds)
Joseph J. Reardon             Senior Vice President      Vice President (all
                                                           Funds)
R. Scott Richter              Managing Director          Vice President
                                                            (Tax Free Money
                                                            Market  Fund)


                                      A-1




                                POSITIONS
NAME*                           WITH WPG*             POSITIONS WITH THE FUNDS
-----                           ---------             ------------------------

Nelson Schaenen, Jr.          Managing Director
Christopher J. Schaepe        Managing Director
James S. Schainuck            Managing Director
Adam Starr                    Managing Director          President (Tudor Fund
                                                           and Growth Fund)

Daniel S. Vandivort           Managing Director          Vice President
                                                           (Funds Trust)
Roger J. Weiss                Senior Managing Director   Chairman of the Board
                                                            (all Funds) and
                                                             President (International
                                                             Fund)
Stephen H. Weiss              Chairman of the Executive
                                Committee/Senior Managing
                                Director
Craig S. Whiting              Managing Director
Laurence G. Zuriff            Managing Director
Hugh S. Zurkuhlen             Managing Director


------------
* The principal business address of each Managing Director and officer of WPG is One New York Plaza, New York, New York 10004. The principal occupation of each Managing Director and officer of WPG is serving in that capacity to WPG.



                                     ANNEX B


         (ALL FIGURES AS OF MAY 31, 1998, EXCEPT AS OTHERWISE INDICATED)

                                                                                  NUMBER (%) OF SHARES
                                                                                   BENEFICIALLY OWNED



                               NUMBER OF                   MANAGING DIRECTORS OF     NUMBER (%) OF SHARES
                                SHARES                        WPG(1) AND THEIR         HELD BY WPG IN
 FUND                         OUTSTANDING       WPG             RELATIVES          INVESTMENT ACCOUNTS(2)
-------------------------   -----------    --------------   -----------------      ----------------------

Core Bond Fund                13,486,187   12,458  (0.09%)   120,387   (0.89%)      8,907,701   (66.05%)
Government
  Money Market
  Fund                        162,560,732       0            7,273,695 (4.47%)      64,640,000  (39.76%)
Quantitative Fund             13,672,094        0            253,904   (1.86%)      8,588,752   (62.82%)
Tax Free Money
  Market Fund                 99,297,214        0            94,414    (0.08%)      52,332,000  (52.70%)
Growth and
  Income Fund                  3,657,111    5,196  (0.14%)   98,656    (2.70%)      1,613,944   (44.13%)
Growth Fund                     243,152     1,270  (0.52%)   1,945     (0.81%)      221,682     (91.97%)
International Fund              771,702    11,050  (1.43%)   38,124    (4.94%)      514,207     (66.63%)
Tudor Fund                     6,498,152    6,859  (0.11%)   173,298   (2.68%)      1,283,549   (19.75%)
Municipal Fund                 2,333,843        0            4,763     (0.20%)      1,320,057   (56.50%)



                                           BROKERAGE COMMISSIONS

                                                 % OF
                                AGGREGATE      AGGREGATE     % OF $ AMOUNT
                               COMMISSIONS    COMMISSIONS    OF TRANSACTIONS
                               PAID DURING    PAID TO WPG      EFFECTED BY
 FUND                              1997       DURING 1997          WPG
-----------------------        -------------  -----------    ---------------

Core Bond Fund                          0           N/A              N/A
Government
  Money Market
  Fund                                  0           N/A              N/A
Quantitative Fund                $215,632        97.87%           98.60%
Tax Free Money
  Market Fund                           0           N/A              N/A
Growth and
  Income Fund                    $125,690        79.30%           81.66%
Growth Fund                      $101,120        39.58%           41.76%
International Fund                $58,693            0%               0%
Tudor Fund                       $258,048        35.44%           38.86%
Municipal Fund                          0         N/A                N/A


-----------
(1) Mr. Roger J. Weiss, Chairman of each Fund, and certain officers of the Funds are Managing Directors of WPG.


(2) WPG disclaims beneficial ownership in 8,892,691 (99.83%), 63,284,000 (97.90%), 8,441,602 (98.29%), 52,332,000 (100.00%), 1,584,682(91.89%), 221,682
(100.00%), 510,197 (99.22%), 1,260,951 (98.24%) and 1,320,057 (100.00%) shares of Core Bond Fund, Government Money Market Fund, Quantitative Fund, Tax Free Money Market Fund, Growth and Income Fund, Growth Fund, International Fund, Tudor Fund and Municipal Fund, respectively.



                                    ANNEX C

                  OTHER SIMILAR INVESTMENT COMPANIES FOR WHICH
                      WPG SERVES AS ADVISER OR SUBADVISER


                               NET ASSETS (AS OF 12/31/97)
INVESTMENT COMPANY                 (000'S OMITTED)                ADVISORY FEE RATE
------------------                 ---------------                -----------------

Frank Russell Investment Company
Tax Free Money Market Fund             $130,060         0.10% assets less $100 million
                                                        0.05% next $100 million
                                                        0.03% over $200 million

SEI Institutional Tax Free Portfolio      9,382         0.05% assets less than$500 million
SEI Pennsylvania Tax Free Portfolio      33,816         0.04% next $500 million
SEI California Tax Free Portfolio       412,142         0.03% over $1 billion

SEI Tax-Free Portfolio                  486,827

Expedition Tax Free Money Market Fund      -0-*         0.075% assets less than $150 million
                                                        0.05% next $350 million
                                                        0.04% next $500 million
                                                        0.03% over $1 billion

RWB/WPG U.S. Large Stock Fund           212,951         0.26% assets less than $500 million
                                                        0.24% next $500 million
                                                        0.22% next $1 billion
                                                        0.20% over $2 billion

-------------
* As of December 31, 1997, the Expedition Tax Free Money Market Fund had not commenced operations.

                                    ANNEX D

                     FORM OF INVESTMENT ADVISORY AGREEMENT

AGREEMENT made as of the __ day of ______, 1998, by and between ________________ FUND, a Massachusetts business trust (the "Trust"), and WEISS, PECK & GREER, L.L.C., a Delaware limited liability company (the "Investment Adviser" or "WPG").

        The Trust is an open-end, management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Investment Adviser is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and is a broker-dealer registered under the Securities Exchange Act of 1934, as amended.

        The Trust desires the Investment Adviser to render services to the Trust, and the Investment Adviser is willing to render such services upon the terms and conditions hereinafter set forth.

        NOW, THEREFORE, in consideration of the premises, the parties hereto agree as follows:

1. Investment Adviser. The Trust will, and hereby does, retain the Investment Adviser to act as the investment adviser of the Trust and to provide certain services, as more fully set forth below, and the Investment Adviser hereby accepts such retainer.

2. Sub-Advisers. The Investment Adviser may engage one or more investment advisers which are either registered as such or specifically exempt from registration under the Investment Advisers Act of 1940, as amended, to act as sub-advisers to provide with respect to the Trust certain services set forth in Section 4 of this Agreement, all as shall be set forth in a written contract to which the Trust and the Investment Adviser shall be parties, which contract shall be subject to approval by the vote of a majority of the Trustees of the Trust who are not interested persons of the Investment Adviser, the sub-adviser or of the Trust, cast in person at a meeting called for the purpose of voting on such approval and by the vote of a majority of the outstanding voting securities of the Trust and otherwise consistent with the terms of the 1940 Act.

3. Information Supplied by the Trust. The Trust will, from time to time, deliver to the Investment Adviser detailed statements of the assets and resources of the Trust and information as to its investment objectives.

4.   Advisory Services.

     (a) The Investment Adviser will regularly provide the Trust with investment research, advice and supervision and will furnish continuously an investment program for the Trust consistent with the investment objectives and policies of the Trust. The Investment Adviser will determine from time to time what securities shall be purchased for the Trust, what securities shall be held or sold by the Trust and what portion of the Trust's assets shall be held uninvested as cash, subject always to the provisions of the Trust's Declaration of Trust, By-Laws and its registration statement under the 1940 Act and under the Securities Act of 1933 covering the Trust's shares, as filed with the Securities and Exchange Commission, and to the investment objectives, policies and restrictions of the Trust, as each of the same shall be from time to time in effect, and subject, further, to such policies and instructions as the Board of Trustees of the Trust may from time to time establish. To carry out such determinations, the Investment Adviser will place orders for the investment and reinvestment of Trust assets. The Investment Adviser will exercise full discretion and act for the Trust in the same manner and with the same force and effect as the Trust itself might or could do with respect to purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

     (b) The Investment Adviser will, to the extent reasonably required in the conduct of the business of the Trust and upon its request, furnish to the Trust research, statistical and advisory reports upon the industries, businesses, corporations or securities as to which such requests shall be made, whether or not the Trust shall at the time have any investment in such industries, businesses, corporations or securities. The Investment Adviser will use its best efforts in the preparation of such reports and will endeavor to consult the persons and sources believed by it to have information available with respect to such industries, businesses, corporations or securities.

     (c) The Investment Adviser will maintain all books and records with respect to the Trust's securities transactions required by sub-paragraphs (b)(5),(6),(9) and (10) and paragraph (f) of Rule 31a-1 under the 1940 Act (other than those records being maintained by the Trust's custodian or transfer agent) and preserve such records for the periods prescribed therefor by Rule 31a-2 of the 1940 Act. The Investment Adviser will also provide to the Trust's Board of Trustees such periodic and special reports as the Board may reasonably request.

5. Allocation of Charges and Expenses. The Investment Adviser will pay all costs incurred by it in connection with the performance of its duties under
     Section 4. The Investment Adviser will pay the compensation and expenses of all of its personnel and will make available, without expense to the Trust, the services of such of its managing directors, officers and employees as may duly be elected officers or Trustees of the Trust, subject to their individual consent to serve and to any limitations imposed by law. The Investment Adviser will not be required to pay any expenses of the Trust other than those specifically allocated to the Investment Adviser in this paragraph 5. In particular, but without limiting the generality of the foregoing, the Investment Adviser will not be required to pay: (i) fees and expenses of any administrator of the Trust; (ii) organization expenses of the Trust; (iii) fees and expenses incurred by the Trust in connection with membership in investment company organizations; (iv) brokers' commissions;
     (v) payment for portfolio pricing services to a pricing agent, if any; (vi) legal, accounting or auditing expenses (including an allocable portion of the cost of its employees rendering legal services to the Trust); (vii) interest, insurance premiums, taxes or governmental fees; (viii) the fees and expenses of the transfer agent of the Trust; (ix) the cost of preparing stock certificates or any other expenses, including clerical expenses of issue, redemption or repurchase of shares of the Trust; (x) the expenses of and fees for registering or qualifying shares for sale and of maintaining the registration of the Trust and registering the Trust as a broker or a dealer; (xi) the fees and expenses of Trustees of the Trust who are not affiliated with the Investment Adviser; (xii) the cost of preparing and distributing reports and notices to shareholders, the Securities and Exchange Commission and other regulatory authorities; (xiii) the fees or disbursements of custodians of the Trust's assets, including expenses incurred in the performance of any obligations enumerated by the Declaration of Trust or By-Laws of the Trust insofar as they govern agreements with any such custodian; (xiv) costs in connection with annual or special meetings of shareholders, including proxy material preparation, printing and mailing; or (xv) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Trust's business. The Investment Adviser shall not be required to pay expenses of activities which are primarily intended to result in sales of shares of the Trust.

6.   Limitation of Liability.

     (a) The Investment Adviser. The Investment Adviser will not be liable for any error of judgment or mistake of law or for any loss sustained by reason of the adoption of any investment policy or the purchase, sale, or retention of any security on the recommendation of the Investment Adviser, whether or not such recommendation shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation; but nothing contained herein will be construed to protect the Investment Adviser against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

     (b) The Trust. It is understood and expressly stipulated that none of the Trustees or shareholders of the Trust shall be personally liable hereunder. Neither the Trustees, officers, agents nor shareholders of the Trust assume any personal liability for obligations entered into on behalf of the Trust. All persons dealing with the Trust must look solely to the property of the Trust for the enforcement of any claims against the Trust. No series of the Trust shall be liable for any claims against any other series.

7. Compensation of the Investment Adviser. Neither the Investment Adviser nor any affiliate of the Investment Adviser will act as principal or receive directly or indirectly any compensation in connection with the purchase or sale of investment securities by the Trust, other than the compensation provided for in this Section and such brokerage commissions as are permitted by the 1940 Act, it being contemplated that WPG will act as principal broker for the Trust in U.S. securities transactions.

     (a) Except as provided in Subsections (b) and (c) below, the Trust will pay the Investment Adviser an annual fee, payable monthly, which varies in accordance with the total amount of daily net assets of the Trust under the management of the Investment Adviser. The annual advisory fee expressed as a percentage of the average daily net assets of the Trust is ____%. For any period less than a full month during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full month. For the purposes hereof, the net assets of the Trust shall be computed in the manner specified in the Trust's prospectus for the computation of the value of such net assets in connection with the determination of the net asset value of its shares. On any day that the net asset value calculation is suspended as specified in the Trust's prospectus, the net asset value for purposes of calculating the advisory fee shall be calculated as of the date last determined.

     (b) The Investment Adviser may from time to time agree not to impose all or a portion of its fee otherwise payable hereunder (in advance of the time such fee or portion thereof would otherwise accrue) and/or undertake to pay or reimburse the Trust for all or a portion of its expenses not otherwise required to be borne or reimbursed by the Investment Adviser. Any such fee reduction or undertaking may be discontinued or modified by the Investment Adviser at any time.

     (c) The fees payable to the Investment Adviser under this Agreement shall be paid into an interest-bearing escrow account in the event that (i) the Securities and Exchange Commission issues an order permitting the implementation of this Agreement prior to the approval of this Agreement by the holders of "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Trust and (ii) the holders of "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Trust have not voted to approve this Agreement by the date of the closing of the acquisition by Robeco Groep N.V. of the outstanding equity interests of the Investment Adviser. If such approval has subsequently been obtained by October 31, 1998, the fees paid by the Trust into the escrow account (and interest thereon) shall be paid to the Investment Adviser. If such approval has not been obtained by October 31, 1998, this Agreement shall terminate and the fees paid by the Trust into the escrow account (and interest thereon) shall be paid to the Trust.

8. Advertising Material. The Trust will not approve or authorize the use or distribution, in connection with the offering of its shares for sale, of any literature or advertisements in any form or through any medium, written or oral, unless not less than ten (10) days prior to the giving of such approval or authorization by the Trust, the Trust shall have submitted such literature or advertising to the Investment Adviser and the Investment Adviser, within ten (10) days, shall either have specifically approved or shall have failed to disapprove such literature or advertising.

9.   Duration and Termination of this Agreement.

     (a) Duration. Except as provided in Section 7(c) above, this Agreement shall remain in force until ______ __, 2000 and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by a vote of a majority of the Trustees, including a majority of the Trustees who are not parties hereto or "interested persons" (as defined by the 1940 Act) of the Investment Adviser, or by vote of a "majority of the outstanding voting shares" (as defined in the 1940 Act) of the Trust, subject to the provisions for termination and all of the other terms and conditions hereof.

     (b) Voluntary Termination. This Agreement may be terminated without the payment of any penalty by (a) the Trust, upon not more than sixty (60) days notice in writing to the Investment Adviser provided such termination is authorized by resolution of the Trustees of the Trust or by a vote of a "majority of its outstanding voting shares" of the Trust (as defined in the Act) and (b) the Investment Adviser upon not more than sixty (60) days notice in writing to the Trust.

     (c) Automatic Termination. This Agreement will automatically and immediately terminate in the event of its "assignment," as that term is used in the 1940 Act and rules and regu-lations promulgated thereunder, by the Investment Adviser.

10. Trading, Services to Others, Brokerage. Nothing in this Agreement will in any way limit or restrict the Investment Adviser or any of its officers, directors or employees from buying, selling or trading in any securities for its own or other accounts. The Investment Adviser may act as an investment adviser to any other person, firm or corporation, and may perform management and any other services for any other person, association, corporation, firm or other entity pursuant to any contract or otherwise, and take any action or do anything in connection therewith or related thereto; and no such performance of management or other services or taking of any such action or doing of any such thing shall be in any manner restricted or otherwise affected by any aspect of any relationship of the Investment Adviser to or with the Trust or deemed to violate or give rise to any duty or obligation of the Investment Adviser to the Trust; provided, however, that it is understood that any advice rendered to the Trust by the Investment Adviser will be used solely for the benefit of the Trust. The Trust recognizes that Investment Adviser, in effecting transactions for its various accounts, may not always be able to take or liquidate investment positions in the same security at the same time and at the same price.

11. Name of the Trust. The Trust hereby agrees that in the event that neither the Investment Adviser nor any of its affiliates acts as investment adviser to the Trust, the name of the Trust will be changed to one that does not contain the name "Weiss, Peck & Greer" or the initials "WPG" or otherwise suggest an affiliation with the Investment Adviser.

12. Series of the Trust. The Investment Adviser recognizes that the Trust may terminate any series of the Trust, and may create new series.

13. Independent Contractor. The Investment Adviser is an independent contractor and not an employee of the Trust for any purpose.

14. Entire Agreement. This Agreement states the entire agreement of the parties hereto, and is intended to be the complete and exclusive statement of the terms hereof. It may not be added to or changed orally, and may not be modified or rescinded except by a writing signed by the parties hereto and in accordance with the 1940 Act, when applicable.

15. Notices. Any notices sent pursuant to this Agreement may be sent by mail (postage prepaid) as follows, or to such other address or addresses as the party may advise in writing:

     (a)  In the case of notices sent to the Trust to:

                    ___________________ FUND
                    One New York Plaza
                    New York, New York 10004
                    Attention: Jay C. Nadel

     (b)  In the case of notices sent to the Investment Adviser to:

                    WEISS, PECK & GREER, L.L.C.
                    One New York Plaza
                    New York, New York 10004
                    Attention: Francis H. Powers

16. Governing Law. This Agreement and all performance hereunder shall be governed by the laws of the State of New York, which apply to contracts made and to be performed in the State of New York.

17. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or delimit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

                                      _____________________________ FUND

                                      By:________________________________

                                      Its:________________________________



                                      WEISS, PECK & GREER, L.L.C.

                                      By:________________________________

                                      Its:_______________________________

                                     ANNEX E

              FORM OF INVESTMENT ADVISORY AGREEMENT FOR SUBADVISER


        AGREEMENT made as of the __ day of _______, 1998 by and among WEISS, PECK & GREER, L.L.C., a Delaware limited liability company (the "Investment Adviser"), WEISS, PECK & GREER INTERNATIONAL FUND, a Massachusetts business trust (the "Fund"), and Hill Samuel Asset Management Limited, an entity organized under the laws of the United Kingdom (the "Subadviser").

        The Fund is an open-end, management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Investment Adviser and the Subadviser are investment advisers registered under the Investment Advisers Act of 1940. The Investment Adviser is also a broker-dealer registered under the Securities Exchange Act of 1934.

        Pursuant to authority granted the Investment Adviser by the Fund's Trustees and pursuant to the provisions of the Investment Advisory Agreement dated [______ __, 1998] between the Investment Adviser and the Fund, the Investment Adviser has selected the Subadviser to act as a sub-investment adviser of the Fund and to provide certain other services, as more fully set forth below, and the Subadviser is willing to act as such sub-investment adviser and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Investment Adviser and the Fund agree with the Subadviser as follows:

        1. The Subadviser will regularly provide the Fund with advice concerning the investment management of that portion of the Fund's portfolio designated by the Investment Adviser (the "International Portfolio"), which advice shall be consistent with the investment objectives and policies of the Fund as set forth in the Fund's Prospectus and Statement of Additional Information, and any investment guidelines or other instructions received in writing from the Investment Adviser. The Subadviser will determine what securities shall be purchased for the International Portfolio, what securities shall be held or sold by the International Portfolio, subject always to the provisions of the Fund's Declaration of Trust and By-laws and the 1940 Act, and to the investment objectives, policies and restrictions (including, without limitation, the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, for qualification as a regulated investment company) of the Fund, as each of the same shall be from time to time in effect as set forth in the Fund's Prospectus and Statement of Additional Information, or any investment guidelines or other instructions received in writing from the Investment Adviser, and subject, further, to such policies and instructions as the Board of Trustees or the Investment Adviser may from time to time establish and deliver to the Subadviser. The Investment Adviser shall provide the Subadviser with written statements of such Declaration of Trust, By-laws, investment objectives and policies; and instructions, as in effect from time to time; and the Subadviser shall have no responsibility for actions taken in reliance on any such documents.

        The Investment Adviser shall oversee the management of the International Portfolio by the Subadviser. The Investment Adviser shall manage directly, and the Subadviser shall not be responsible for the management of, any portion of the Fund's portfolio not designated as part of the International Portfolio. The Investment Adviser shall determine on a continuous basis, upon consultation with the Subadviser, the allocation of the Fund's assets among countries. The Subadviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Fund, except as otherwise provided herein or as may be necessary for the Subadviser to supply to the Investment Adviser, the Fund or its Trustees the information required to be supplied under this Agreement.

        In the performance of the Subadviser's duties hereunder, the Subadviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund in any way or otherwise be deemed to be an agent of the Fund or of the Investment Adviser. The Subadviser will make its officers and employees available to meet with the Fund's officers and Trustees at least quarterly on due notice to review the investments and investment program of the Fund in the light of current and prospective economic and market conditions.

        2. The Subadviser will bear its own costs of providing services hereunder. Other than as herein specifically indicated, the Subadviser shall not be responsible for the Fund's expenses, including brokerage and other expenses incurred in placing orders for the purchase and sale of securities. Specifically, the Subadviser will not be responsible for expenses of the Fund including, but not limited to, the following: legal expenses; auditing and accounting expenses; expenses of maintenance of the Fund's books and records relating to the Fund, including computation of the Fund's daily net asset value per share and dividends; interest, taxes, governmental fees and membership dues; fees of custodians, transfer agents, registrars or other agents; expenses of preparing share certificates; expenses relating to the redemption or repurchase of the Fund's shares; expenses of registering and qualifying Fund shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses, reports, notices and dividends to Fund shareholders; cost of stationery; costs of shareholders and other meetings of the Fund; traveling expenses of officers, trustees and employees of the Fund, if any; travelling expenses incurred by officers or employees of the Subadviser in attending meetings of the Fund's Board of Trustees or such other meetings as the Fund's Trustees or officers request; fees of the Fund's trustees and salaries of any officers or employees of the Fund; and the Fund's pro rata portion of premiums on any fidelity bond and other insurance covering the Fund and its officers and trustees. The Fund shall reimburse the Subadviser for any such expenses or other expenses of the Fund, as may be reasonably incurred by such Subadviser on the Fund's behalf. The Subadviser shall keep and supply to the Fund and the Investment Adviser adequate records of all such expenses.

        3. Except as provided below, for all investment management services to be rendered hereunder, the Investment Adviser will pay the Subadviser an annual fee, payable quarterly, which varies in accordance with the total amount of daily net assets of the Fund. The annual advisory fee expressed as a percent of the average daily net assets of the Fund is 0.40%. For any period less than a full fiscal quarter during which this Agreement is in effect, the fee shall be prorated according to the proportion which such period bears to a full fiscal quarter. The Fund shall have no responsibility for any fee payable to the Subadviser.

        For purposes hereof, the value of net assets of the Fund shall be computed in the manner specified in the Fund's Prospectus and Statement of Additional Information for the computation of the value of the net assets of the Fund in connection with the determination of net asset value of its shares. On any day that the net asset determination is suspended as specified in the Fund's Prospectus, the net asset value for purposes of calculating the advisory fee shall be calculated as of the date last determined.

        In the event that the advisory fee payable by the Fund to the Investment Adviser shall be reduced, the amount payable to the Subadviser shall be likewise reduced by a proportionate amount.

        The fees payable to the Subadviser by the Investment Adviser under this Agreement shall, upon receipt by the Investment Adviser of its fees under the Fund's Investment Advisory Agreement with the Investment Adviser, be paid by the Investment Adviser into an interest-bearing escrow account in the event that (i) the Securities and Exchange Commission issues an order permitting the implementation of this Agreement prior to the approval of this Agreement by the holders of "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund and (ii) the holders of "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund have not voted to approved this Agreement by the date of the closing of the acquisition by Robeco Groep N.V. of the outstanding equity interests of the Investment Adviser. If such approval has subsequently been obtained by October 31, 1998, the fees paid by the Investment Adviser into the escrow account (and interest thereon) shall be paid to the Subadviser. If such approval has not been obtained by October
31, 1998, this Agreement shall terminate and the fees paid by the Investment Adviser into the escrow account (and interest thereon) shall be paid to the Investment Adviser and the Investment Adviser shall have no responsibility to pay such fees to the Subadviser.

        4. In connection with purchases or sales of portfolio securities for the account of the Fund, neither the Subadviser nor any of its managing directors, officers or employees will act as a principal or agent or receive directly or indirectly any compensation in connection with the purchase or sale of investment securities by the Fund, other than the compensation provided for in this Agreement. The Subadviser, or its agent, shall arrange for the placing of all orders for the purchase and sale of non-United States portfolio securities for the International Portfolio with brokers or dealers selected by the Subadviser, provided that the Subadviser shall not be responsible for brokerage commissions. In the selection of such brokers or dealers and the placing of such orders, the Subadviser is directed at all times to seek for the Fund the most favorable execution and net price available. It is contemplated that the Investment Adviser will act as broker for the Fund in any orders for purchase and sale of portfolio securities within the United States. Neither the Subadviser nor any affiliate of the Subadviser will act as principal or receive directly or indirectly any compensation in connection with the purchase or sale of investment securities by the Fund, other than compensation provided for in this Agreement or in the Investment Advisory Agreement of the Fund and such brokerage commissions as are permitted by the 1940 Act, it being contemplated that Lloyds Bank Stockbrokers may act as principal broker for the Fund in the purchase and sale of portfolio securities on United Kingdom security exchanges. The Subadviser agrees that all transactions effected through brokers affiliated with the Subadviser shall be effected in compliance with the written procedures established from time to time by the Board of Trustees of the Fund pursuant to Rule 17e-1 under the 1940 Act, copies of which shall be provided to the Subadviser by the Investment Adviser.

        5. It is also understood that it is desirable for the Fund that the Subadviser have access to supplemental investment and market research and security and economic analyses provided by certain brokers who may execute brokerage transactions at higher commissions to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Subadviser is authorized to place orders for the purchase and sale of securities for the Fund with such certain brokers, subject to review by the Fund's Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Subadviser in connection with its services to other clients. If any occasion should arise in which the Subadviser gives any advice to its clients concerning the shares of the Fund, the Subadviser will act solely as investment counsel for such clients and not in any way on behalf of the Fund. The Subadviser's services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that the Subadviser may render investment advice, management and other services to others.

        The Subadviser will advise the Fund's custodian and the Investment Adviser on a prompt basis of each purchase and sale of a portfolio security, specifying the name of the issuer, the description and amount or number of shares of the security purchases, the market price, commission and gross or net price, trade date, settlement date and identity of the effecting broker or dealer, and such other information as may be reasonably required. From time to time as the Trustees of the Fund or the Investment Adviser may reasonably request, the Subadviser will furnish to the Fund's officers and to each of its Trustees, at the Subadviser's expense, reports on portfolio transactions and reports on issues of securities held in the portfolio, all in such detail as the Fund or the Investment Adviser may reasonably request.

        6. The Subadviser will not be liable for any loss sustained by reason of the adoption of any investment policy or the purchase, sale, or retention of any security on the recommendation of the Subadviser, whether or not such recommendation shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such recommendation shall have been made and such other individual, firm, or corporation shall have been selected, with due care and in good faith; but nothing herein contained will be construed to protect the Subadviser against any liability to the Investment Adviser, the Fund or its shareholders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

        The Subadviser may consult with legal counsel (who may be counsel to the Fund, the Board of Trustees or the Investment Adviser) concerning any questions that may arise with reference to its duties under this Agreement or the Fund's Declaration of Trust and By-laws, and the opinion of such counsel shall be full and complete protection in respect of any action taken or omitted by the Subadviser hereunder in good faith and in accordance with such opinion.

        7. Except as provided in Section 3 above, this Agreement shall remain in force until [_______ __, 2000] and from year to year thereafter, but only so long as such continuance, and the continuance of the Investment Adviser as investment adviser of the Fund, is specifically approved at least annually by the vote of a majority of the Trustees who are not interested persons of the Subadviser or the Investment Adviser of the Fund, cast in person at a meeting called for the purpose of voting on such approval and by a vote of the Board of Trustees or of a majority of the outstanding voting securities of the Fund. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. This Agreement may, upon not more than 60 days' written notice, be terminated at any time without the payment of any penalty, (a) by the Fund, by the Board of Trustees, or by vote of a majority of the outstanding voting securities of the Fund, (b) by the Investment Adviser or (c) by the Subadviser. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "interested person," "assignment" and "majority of the outstanding voting securities"), shall be applied, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order.

        8. No provisions of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the outstanding voting securities of the Fund and by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Investment Adviser or the Subadviser or of the Fund, cast in person at a meeting called for the purpose of voting on such approval.

It shall be the responsibility of the Subadviser to furnish to the Trustees of the Fund such information as may reasonably be necessary in order for such Trustees to evaluate this Agreement or any proposed amendments thereto for the purposes of casting a vote pursuant to paragraphs 7 or 8 hereof.

        9. The Subadviser will conform its conduct in accordance with and will ensure that the International Portfolio conforms with the 1940 Act, and all rules and regulations thereunder, the requirements for qualification as a regulated investment company of Subchapter M of the Internal Revenue Code, all other applicable federal and state laws and regulations, and with the provisions of the Registration Statement as amended or supplemented, of the Fund under the Securities Act of 1933, as amended, and the 1940 Act.

        10. The Subadviser has reviewed the Registration Statement of the Fund as filed with the Securities and Exchange Commission and represents and warrants that with respect to disclosure about the Subadviser or information relating directly or indirectly to the Subadviser, such Registration Statement contains, as of the date hereof, no untrue statement of any material fact and does not omit any statement of material fact which was required to be stated therein or necessary to make the statements contained therein not misleading. The Subadviser further represents and warrants that it is an investment adviser registered under the 1940 Act.

        11. This Agreement shall be governed by and construed in accordance with the laws of the State of New York and, by executing this Agreement, the Subadviser consents to the service of process in the State of New York and consents to the jurisdiction of any U.S. federal or New York State court sitting in the borough of Manhattan, City of New York, New York.

        12. It is understood and expressly stipulated that neither the holders of shares of the Fund nor the Trustees shall be personally liable hereunder. All persons dealing with the Fund must look solely to the property of the Fund for the enforcement of any claims against the Fund. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first written above.

                                        WEISS, PECK & GREER INTERNATIONAL FUND
                                        By:_________________________________
                                        Its:________________________________

                                        HILL SAMUEL ASSET MANAGEMENT LIMITED

                                        By:_________________________________
                                        Its:________________________________

                                        WEISS, PECK & GREER, L.L.C.

                                        By:_________________________________
                                        Its:________________________________

                                    ANNEX F

                    FORM OF ADMINISTRATION AND SERVICE PLAN
                  (For International Fund and Core Bond Fund)

        _________________________ Fund (the "Fund") intends to adopt this Administration and Service Plan in accordance with the provisions of Rule 12b-1 under the Investment Company Act of 1940 (the "1940 Act") to permit the Fund to enter into contracts with banks (other than the Fund's custodian), trust companies, broker-dealers (other than Weiss, Peck & Greer L.L.C. ("WPG")) or other financial organizations (hereinafter collectively called the "Service Organizations") to provide administrative and shareholder services for the Fund to their respective clients who are shareholders of the Fund (the "Clients").

        The terms and conditions of this Plan are as follows:

1. The Service Organizations shall provide shareholder and administrative services for their respective Clients who own shares of beneficial interest of any portfolio of the Fund (the "Shares"), which services may include, without limitation: answering Client inquiries about the Fund; processing purchase and redemption transactions; assisting Clients in changing dividend and distribution options, account designations and addresses; performing sub-accounting; establishing and maintaining shareholder accounts and records; investing Client cash account balances automatically in Shares; providing periodic statements of a Client's account balance and integrating such statements with those of other transactions and balances in the Client's other accounts serviced by the Service Organization; arranging for bank wires; and providing such other information and services as the Fund reasonably may request, to the extent permitted by applicable statute, rule or regulation. The Service Organizations shall provide to their respective Clients a schedule of any fees that they may charge directly to their Clients for such services and comply with all other applicable disclosure requirements, including any requirements to disclose receipt of fees pursuant to this Plan.

2. The Service Organizations shall provide such office space and equipment, telephone facilities and personnel (which may be all or any part of the space, equipment and facilities currently used in their business, or all or any personnel employed by them) as is necessary or beneficial for providing information and services to their respective Clients. The Service Organizations shall promptly transmit to Clients all communications sent to them for transmittal to Clients by or on behalf of the Fund, the Fund's investment adviser, custodian or transfer or dividend disbursing agent.

3. Neither the Service Organizations nor any of their employees or agents shall be authorized to make any representation concerning the Shares except those contained in the then current Prospectus and Statement of Additional Information relating to the Fund, copies of which will be supplied by the Fund to the Service Organizations; and the Service Organizations shall have no authority to act as agent for the Fund.

4. Each Service Organization will receive a fee payable by the Fund, for services performed pursuant to the Plan. The schedule of fees and the basis upon which such fees will be paid will be determined by the Trustees of the Fund, and may be based on a stated fee or a percentage of the Fund's average daily net assets attributable to the Shares held by the Clients of the Service Organization, or any other reasonable method of calculation. The Fund will set aside up to 0.05% of the total average daily net assets of the Fund to pay the Service Organizations the applicable fee and to pay its expenses under the Plan. For the purposes of determining the fees payable hereunder, the average daily net asset value of Shares of the Fund shall be computed in the manner specified in the then current Prospectus relating to the Fund.

5. The Fund reserves the right, at its discretion and without notice, to suspend the sale of Shares or withdraw the sale of Shares.

6. The Fund shall pay all costs and expenses in connection with preparation, printing and distribution of the Prospectus and Statement of Additional Information relating to the Fund to prospective and existing shareholders, and the implementation and operation of the Plan.

7. Any person who is authorized to direct the disposition of monies paid or payable by the Fund pursuant to the Plan or any related agreement shall provide to the Trustees, and the Trustees shall review, at least quarterly, a written report of all amounts expended pursuant to the Plan and the purpose for which the amount were expended.

8. The Plan will become effective immediately upon the later of (i) approval by
(a) the holders of "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund, and (b) a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan, pursuant to a vote cast in person at a meeting called for the purpose of voting on the approval of the Plan and (ii) consummation of the purchase by Robeco Group N.V. of the outstanding equity interests in WPG.

9. The Plan may be amended at any time by the Board of Trustees provided that
(a) any amendment to increase materially the costs which the Fund may bear for distribution pursuant to the Plan shall be effective only upon approval by a vote of a majority of the outstanding voting securities of the Fund, and (b) any material amendments of the terms of the Plan shall become effective only upon approval by a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Plan, pursuant to a vote cast in person at a meeting called for the purpose of voting on the amendment of the terms.

10. Unless earlier terminated in accordance with its terms, the Plan shall continue in effect automatically for successive annual periods, provided each such continuance is approved by a majority of the Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Fund and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan, pursuant to a vote cast in person at a meeting called for the purpose of voting on the continuance of the Plan.

11. This Plan is terminable at any time by (a) majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) of the Trust and have no direct or indirect financial interest in the operation of the Plan or in any agreements entered into in connection with the Plan or (b) the vote of "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Fund. An agreement related to the Plan may be terminated at any time, without payment of any penalty, in the manner specified in (a) above, or in the manner specified in (b) above with not more than sixty days written notice to any other party in the Agreement. Notwithstanding anything contained herein, in the event that the Plan shall be terminated by the Trustees, or the Plan or any part thereof, is found invalid or is ordered terminated by any regulator or judicial authority, each agreement under the Plan shall be terminable effective upon receipt of notice thereof by the respective Service Organization.

12. This Plan and any agreement related to the Plan will terminate automatically in the event of its assignment.

                                  PROXY BALLOT

                               WPG CORE BOND FUND

            The undersigned, revoking all prior proxies, hereby appoints Roger
J. Weiss, Francis H. Powers and Jay C. Nadel, or any of them individually, as proxies, with full power of substitution, to vote for the undersigned at the Special Meeting of Shareholders of WPG Core Bond Fund (the "Fund"), a series of Weiss, Peck & Greer Funds Trust, to be held at the offices of Weiss, Peck & Greer, L.L.C. ("WPG"), 30th floor, One New York Plaza, New York, New York 10004, on July 29, 1998, at 1:00 p.m. (New York time) or at any adjournment thereof, notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, upon the following matters as described in the Notice of Special Meeting and accompanying Proxy Statement:


1. To approve a new investment advisory agreement between the Fund and WPG, to take effect only in the event the proposed acquisition of WPG by Robeco Groep N.V. (the "Acquisition") is consummated.

          FOR  __             AGAINST  __              ABSTAIN  __


2.    Not Applicable.

3. To adopt a new distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940, to take effect only in the event the Acquisition is consummated.

          FOR  __             AGAINST  __              ABSTAIN  __

4. To amend the Fund's fundamental investment restriction regarding diversification.

          FOR  __             AGAINST  __              ABSTAIN  __

5. To ratify the selection of KPMG Peat Marwick LLP as the independent auditors for the Fund for the fiscal year ending December 31, 1998.

          FOR  __             AGAINST  __              ABSTAIN  __

6. To transact such other business as may properly come before the meeting and any adjournment thereof.


            Said proxies will vote this proxy as directed, or if no direction is indicated, for each of the Proposals unless authority to do so is specifically withheld in the manner provided.

                                   Dated:_________________, 1998

                                   --------------------------------------

Account #:                         ______________________________________

                                   --------------------------------------
                                         Signature(s)

IN SIGNING, PLEASE WRITE NAME(S) EXACTLY AS YOUR ACCOUNT IS REGISTERED. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR OR OTHER FIDUCIARY, PLEASE GIVE YOUR FULL TITLE AS SUCH. JOINT OWNERS SHOULD EACH SIGN PERSONALLY.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED.

                                  PROXY BALLOT

                        WPG GOVERNMENT MONEY MARKET FUND

            The undersigned, revoking all prior proxies, hereby appoints Roger
J. Weiss, Francis H. Powers and Jay C. Nadel, or any of them individually, as proxies, with full power of substitution, to vote for the undersigned at the Special Meeting of Shareholders of WPG Government Money Market Fund (the "Fund"), a series of Weiss, Peck & Greer Funds Trust, to be held at the offices of Weiss, Peck & Greer, L.L.C. ("WPG"), 30th floor, One New York Plaza, New York, New York 10004, on July 29, 1998, at 1:00 p.m. (New York time) or at any adjournment thereof, notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, upon the following matters as described in the Notice of Special Meeting and accompanying Proxy
Statement:


1. To approve a new investment advisory agreement between the Fund and WPG, to take effect only in the event the proposed acquisition of WPG by Robeco Groep N.V. is consummated.

          FOR  __             AGAINST  __              ABSTAIN  __

2.    Not Applicable.

3.    Not Applicable.

4. To amend the Fund's fundamental investment restriction regarding diversification.

          FOR  __             AGAINST  __              ABSTAIN  __

5. To ratify the selection of KPMG Peat Marwick LLP as the independent auditors for the Fund for the fiscal year ending December 31, 1998.

          FOR  __             AGAINST  __              ABSTAIN  __

6. To transact such other business as may properly come before the meeting and any adjournment thereof.

         Said proxies will vote this proxy as directed, or if no direction is indicated, for each of the Proposals unless authority to do so is specifically withheld in the manner provided.

                                        Dated:_________________, 1998

                                        --------------------------------------

Account #:                              ______________________________________

                                        --------------------------------------
                                              Signature(s)

IN SIGNING, PLEASE WRITE NAME(S) EXACTLY AS YOUR ACCOUNT IS REGISTERED. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR OR OTHER FIDUCIARY, PLEASE GIVE YOUR FULL TITLE AS SUCH. JOINT OWNERS SHOULD EACH SIGN PERSONALLY.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED.

                                  PROXY BALLOT

                      WPG INTERMEDIATE MUNICIPAL BOND FUND

            The undersigned, revoking all prior proxies, hereby appoints Roger
J. Weiss, Francis H. Powers and Jay C. Nadel, or any of them individually, as proxies, with full power of substitution, to vote for the undersigned at the Special Meeting of Shareholders of WPG Intermediate Municipal Bond Fund (the "Fund"), a series of Weiss, Peck & Greer Funds Trust, to be held at the offices of Weiss, Peck & Greer, L.L.C. ("WPG"), 30th floor, One New York Plaza, New York, New York 10004, on July 29, 1998, at 1:00 p.m. (New York time) or at any adjournment thereof, notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, upon the following matters as described in the Notice of Special Meeting and accompanying Proxy
Statement:


1. To approve a new investment advisory agreement between the Fund and WPG, to take effect only in the event the proposed acquisition of WPG by Robeco Groep N.V. is consummated.

          FOR  __             AGAINST  __              ABSTAIN  __

2.        Not Applicable.

3.        Not Applicable.

4.        Not Applicable.

5. To ratify the selection of KPMG Peat Marwick LLP as the independent auditors for the Fund for the fiscal year ending December 31, 1998.

          FOR  __             AGAINST  __              ABSTAIN  __

6. To transact such other business as may properly come before the meeting and any adjournment thereof.

            Said proxies will vote this proxy as directed, or if no direction is indicated, for each of the Proposals unless authority to do so is specifically withheld in the manner provided.

                                         Dated:_________________, 1998

                                         --------------------------------------

Account #:                               ______________________________________

                                         --------------------------------------
                                               Signature(s)

IN SIGNING, PLEASE WRITE NAME(S) EXACTLY AS YOUR ACCOUNT IS REGISTERED. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR OR OTHER FIDUCIARY, PLEASE GIVE YOUR FULL TITLE AS SUCH. JOINT OWNERS SHOULD EACH SIGN PERSONALLY.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED.

                                  PROXY BALLOT

                          WPG QUANTITATIVE EQUITY FUND

            The undersigned, revoking all prior proxies, hereby appoints Roger
J. Weiss, Francis H. Powers and Jay C. Nadel, or any of them individually, as proxies, with full power of substitution, to vote for the undersigned at the Special Meeting of Shareholders of WPG Quantitative Equity Fund (the "Fund"), a series of Weiss, Peck & Greer Funds Trust, to be held at the offices of Weiss, Peck & Greer, L.L.C. ("WPG"), 30th floor, One New York Plaza, New York, New York 10004, on July 29, 1998, at 1:00 p.m. (New York time) or at any adjournment thereof, notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, upon the following matters as described in the Notice of Special Meeting and accompanying Proxy Statement:


1. To approve a new investment advisory agreement between the Fund and WPG, to take effect only in the event the proposed acquisition of WPG by Robeco Groep N.V. is consummated.

          FOR  __             AGAINST  __              ABSTAIN  __

2.    Not Applicable.

3.    Not Applicable.

4. To amend the Fund's fundamental investment restriction regarding real estate.

          FOR  __             AGAINST  __              ABSTAIN  __

5. To ratify the selection of KPMG Peat Marwick LLP as the independent auditors for the Fund for the fiscal year ending December 31, 1998.

          FOR  __             AGAINST  __              ABSTAIN  __

6. To transact such other business as may properly come before the meeting and any adjournment thereof.

            Said proxies will vote this proxy as directed, or if no direction is indicated, for each of the Proposals unless authority to do so is specifically withheld in the manner provided.

                                       Dated:_________________, 1998

                                       --------------------------------------

Account #:                             ______________________________________

                                       --------------------------------------
                                             Signature(s)

IN SIGNING, PLEASE WRITE NAME(S) EXACTLY AS YOUR ACCOUNT IS REGISTERED. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR OR OTHER FIDUCIARY, PLEASE GIVE YOUR FULL TITLE AS SUCH. JOINT OWNERS SHOULD EACH SIGN PERSONALLY.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED.

                                  PROXY BALLOT

                         WPG TAX FREE MONEY MARKET FUND

            The undersigned, revoking all prior proxies, hereby appoints Roger
J. Weiss, Francis H. Powers and Jay C. Nadel, or any of them individually, as proxies, with full power of substitution, to vote for the undersigned at the Special Meeting of Shareholders of WPG Tax Free Money Market Fund (the "Fund"), a series of Weiss, Peck & Greer Funds Trust, to be held at the offices of Weiss, Peck & Greer, L.L.C. ("WPG"), 30th floor, One New York Plaza, New York, New York 10004, on July 29, 1998, at 1:00 p.m. (New York time) or at any adjournment thereof, notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, upon the following matters as described in the Notice of Special Meeting and accompanying Proxy Statement:


1. To approve a new investment advisory agreement between the Fund and WPG, to take effect only in the event the proposed acquisition of WPG by Robeco Groep N.V. is consummated.

          FOR  __             AGAINST  __              ABSTAIN  __

2.  Not Applicable.

3.  Not Applicable.

4. To amend the Fund's fundamental investment restriction regarding diversification.

          FOR  __             AGAINST  __              ABSTAIN  __

5. To ratify the selection of KPMG Peat Marwick LLP as the independent auditors for the Fund for the fiscal year ending December 31, 1998.

          FOR  __             AGAINST  __              ABSTAIN  __

6. To transact such other business as may properly come before the meeting and any adjournment thereof.

            Said proxies will vote this proxy as directed, or if no direction is indicated, for each of the Proposals unless authority to do so is specifically withheld in the manner provided.

                                    Dated:_________________, 1998

                                    --------------------------------------

Account #:                          ______________________________________

                                    --------------------------------------
                                          Signature(s)

IN SIGNING, PLEASE WRITE NAME(S) EXACTLY AS YOUR ACCOUNT IS REGISTERED. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR OR OTHER FIDUCIARY, PLEASE GIVE YOUR FULL TITLE AS SUCH. JOINT OWNERS SHOULD EACH SIGN PERSONALLY.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES AND SHOULD BE RETURNED AS SOON AS POSSIBLE IN THE ENVELOPE PROVIDED.